UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

              Investment Company Act file number 811-21944
                                                 ---------

                   First Trust Exchange-Traded Fund II
     ---------------------------------------------------------------
            (Exact name of registrant as specified in charter)

                    120 East Liberty Drive, Suite 400
                            Wheaton, IL 60187
     ---------------------------------------------------------------
           (Address of principal executive offices) (Zip code)

                          W. Scott Jardine, Esq.
                       First Trust Portfolios L.P.
                    120 East Liberty Drive, Suite 400
                            Wheaton, IL 60187
     ---------------------------------------------------------------
                 (Name and address of agent for service)

    Registrant's telephone number, including area code:  (630) 765-8000
                                                         --------------

                 Date of fiscal year end: September 30
                                          ------------

               Date of reporting period: September 30, 2009
                                         ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:




[LOGO OMITTED]           FIRST TRUST




FIRST TRUST EXCHANGE-TRADED FUND II
-------------------------------------------------------------------------------




        First Trust Dow Jones STOXX(R) European Select Dividend
        Index Fund

        First Trust FTSE EPRA/NAREIT Developed Markets Real Estate
        Index Fund

        First Trust Dow Jones Global Select Dividend Index Fund

        First Trust ISE Global Wind Energy Index Fund

        First Trust ISE Global Engineering and Construction
        Index Fund











----------------------
Annual Report
September 30, 2009
----------------------


Front Cover

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Table of Contents
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                       First Trust Exchange-Traded Fund II
                               September 30, 2009


 Shareholder Letter.........................................................  2
 Market Overview............................................................  3
 Fund Performance Overview
     First Trust Dow Jones STOXX(R) European Select Dividend Index Fund.....  4
     First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund..  6
     First Trust Dow Jones Global Select Dividend Index Fund................  8
     First Trust ISE Global Wind Energy Index Fund.......................... 10
     First Trust ISE Global Engineering and Construction Index Fund......... 12
 Notes to Fund Performance Overview......................................... 14
 Understanding Your Fund Expenses........................................... 15
 Portfolio of Investments
     First Trust Dow Jones STOXX(R) European Select Dividend Index Fund..... 17
     First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund.. 19
     First Trust Dow Jones Global Select Dividend Index Fund................ 23
     First Trust ISE Global Wind Energy Index Fund.......................... 25
     First Trust ISE Global Engineering and Construction Index Fund......... 27
 Statements of Assets and Liabilities....................................... 30
 Statements of Operations................................................... 32
 Statements of Changes in Net Assets........................................ 34
 Financial Highlights....................................................... 37
 Notes to Financial Statements.............................................. 40
 Report of Independent Registered Public Accounting Firm.................... 47
 Additional Information .................................................... 48
 Board of Trustees and Officers............................................. 50
 Risk Considerations........................................................ 52

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                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund II (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.


                        Performance and Risk Disclosure

There is no assurance that any series of the Trust described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.


                            How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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Shareholder Letter
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                       First Trust Exchange-Traded Fund II
                                  Annual Report
                               September 30, 2009



Dear Shareholders:

The first three quarters of 2009 brought more positive news to the U.S. and global markets, easing some of the worries of both economists and investors. In fact, many economists now believe that the recession that began in December 2007 ended in March 2009. The Dow Jones Industrial Average's total return from March 9 (the statistical end of the bear market) to September 30, 2009, was 50.91%. Of course, no one can predict that this trend will continue.

Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") believes that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. While no one has the ability to predict market ups and downs, we believe that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold will give you detailed information about the Funds that comprise the First Trust Exchange-Traded Fund II for the period covered by the report. It contains each Fund's performance review and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor.

Our goal at First Trust has always been to provide a wide range of investment products, including our family of exchange-traded funds, to help us meet the challenge of maximizing our customers' financial opportunities. We have continued to expand our product line to ensure that you have many choices to fit your investment needs. We offer a variety of products to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.


Sincerely,


/s/ James A. Bowen


James A. Bowen
President of First Trust Exchange-Traded Fund II

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Market Overview
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                       First Trust Exchange-Traded Fund II
                                  Annual Report
                               September 30, 2009


[PHOTO OMITTED]   Robert F. Carey, CFA
                   Senior Vice President and Chief Investment Officer First Trust Advisors L.P.


                   Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 22 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.


State of the Global Economy

The recession in the U.S. may have ended in the second quarter of 2009. The GDP growth rate for third quarter 2009 was 3.5%. This was welcome news considering that GDP growth over the previous three quarters was -5.4% (fourth quarter
2008), -6.4% (first quarter 2009) and -0.7% (second quarter 2009). Economists believe the U.S. economy will register annualized growth of 2.4% in 2009's fourth quarter, according to the consensus of 52 economists in the Blue Chip Economic Indicators survey conducted in early September. Due to the degree of economic weakness in the first quarter of 2009, its consensus estimate for all of 2009 is a disappointing -2.6%. In 2010, however, the consensus calls for the economy to expand at a 2.7% rate. Brian Wesbury, Chief Economist at First Trust Advisors L.P., is even more optimistic. He is forecasting annualized growth of 4.5% for fourth quarter 2009 and 4.5% for 2010. From an international perspective, the International Monetary Fund raised its global growth forecast for 2010 from 2.5% to 3.1% at the end of September.

Since the origin of the global credit crunch can be traced to the subprime mortgage meltdown in the U.S., the health of the U.S. banking system is noteworthy. A report from the Federal Reserve revealed the nation's commercial banks reduced loan balances by more than $400 billion over the past year (TARP was enacted in October 2008), but increased their cash holdings by $500 billion. Commercial banks had $993.4 billion in cash assets as of September 30, 2009, up from $493.0 billion a year ago. Commercial and industrial lending, for example, declined by $217.6 billion, or 12%. The silver lining is that banks are better capitalized moving forward and the recession likely ended in the second quarter.

The availability of credit is paramount to any economic recovery. Companies around the globe have had much greater success in tapping the capital markets since equities bottomed in early March. Even the speculative-grade high yield corporate bond market has experienced a surge in new issuance in the second half of 2009. Some of the industries hit especially hard during the global credit crisis were commercial real estate, alternative energy and infrastructure. Clean energy and infrastructure projects are often delayed or shelved when capital is not available. That is why we saw initiatives launched by the governments of China and the U.S. in the first half of 2009 to provide funding for large-scale infrastructure projects. The banks and capital markets were not in a position to do so.

Global Markets

Retail investors favored foreign stocks over U.S. stocks in the first nine months of 2009. Investors poured a net $20.4 billion into International/Global Equity funds in the first nine months of 2009, while U.S. Diversified Equity funds experienced net outflows totaling $4.0 billion, according to Strategic Insight, LLC. The most encouraging take from this data, in our opinion, is that investors have been willing to assume more risk in an attempt to generate higher returns than the paltry yields offered by savings accounts and short maturity Treasuries.

For the 12-month period ended September 30, 2009, the MSCI World (ex U.S.) Index and MSCI Emerging Markets Index were up 3.1% (USD) and 18.6% (USD), respectively. The S&P 500 fell 6.9%. With respect to the debt markets, the Barclays Capital Global Aggregate Index and Barclays Capital Global Emerging Markets Index gained 13.5% (USD) and 19.6% (USD), respectively. The Barclays Capital U.S. Aggregate Index was up 10.6%. The U.S. dollar declined by 2.4% against a basket of major currencies.

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Fund Performance Overview
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FDD - First Trust Dow Jones STOXX(R) European Select Dividend Index Fund

First Trust Dow Jones STOXX(R) European Select Dividend Index Fund (the "Fund"), formerly known as the First Trust DJ STOXX(R) Select Dividend 30 Index Fund, seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones STOXX(R) Select Dividend 30 Index (the "STOXX Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FDD." The Fund will normally invest at least 90% of its assets in non-U.S. common stocks that comprise the STOXX Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, New York shares or global shares representing securities in the STOXX Index.

The STOXX Index consists of 30 high dividend-yielding securities selected from the Dow Jones STOXX(R) 600 Index, including secondary lines of those companies (where there are multiple lines of equity capital in a company), which covers 18 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The STOXX Index is compiled and maintained by STOXX Limited. Only dividend-paying companies in the Dow Jones STOXX(R) 600 Index (including secondary lines of those companies) are considered for inclusion in the STOXX Index. In addition, a company must have a non-negative five-year dividend-per-share growth rate and a dividend-to-earnings ratio of 60% or less.

-----------------------------------------------------------------------------------------------------------------
Performance as of September 30, 2009
-----------------------------------------------------------------------------------------------------------------
                                                                          Average Annual         Cumulative
                                                                           Total Returns        Total Returns
                                                        1 Year Ended   Inception (08/27/07)  Inception (08/27/07)
                                                          09/30/09          to 09/30/09         to 09/30/09
FUND PERFORMANCE
 NAV                                                      -6.83%             -26.95%             -48.18%
 Market Price                                             -7.45%             -26.89%             -48.09%
INDEX PERFORMANCE
 Dow Jones STOXX(R) Select Dividend 30 Index              -4.78%             -26.30%             -47.25%
 Dow Jones STOXX(R) 600 Index                              2.06%             -12.91%             -25.16%
 MSCI Europe Index                                         1.57%             -13.03%             -25.38%
-----------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 14.)


Performance Review

The Fund's net asset value return of -6.83% for the twelve months ended September 30, 2009 underperformed the benchmark MSCI Europe Index return of 1.57% by -8.40%. While the local return of the Fund was -5.3%, the effect of holding foreign currency served to detract another -1.5% from total return as flows to U.S. Treasuries generally pushed the U.S. dollar higher during the first half of the fiscal year, hurting domestic investors. The effect was muted in the second half of the fiscal year, as the U.S. dollar retreated, to the benefit of the Fund's holdings which are denominated in foreign (local) currency. For the year, the Fund's British holdings were the main driver of the negative currency return, as the Pound Sterling dropped -10.2% against the U.S. dollar. On a local basis, holdings in the U.K. were also the primary drag on performance, with consumer electronic retailer DSG International being the primary laggard as it returned -81.5% (local) and detracted -10.0% from total return (local). The company faced multiple headwinds during the period including a weak consumer spending outlook in the U.K., a highly leveraged capital structure (operationally and financially), and the pending entrance of U.S. competitor Best Buy. Euro-denominated stocks also performed poorly during the period, returning -2.3% on a local basis; as in the U.K., financials stocks were a major drag on local performance during the first half of the fiscal year as deteriorating economic conditions and falling land prices hurt the performance of most banks. The trend reversed in the second half of the year as battered financials stocks rallied back. For example, institutional investment company Man Group PLC (116.7% local) was a top performer during the quarter, returning 129.9% since its low on March 5, 2009; the stock was added to the portfolio on March 6, 2009.

-------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
-------------------------------------------------------------------------------

     (by contribution to return over the 12 months ended September 30, 2009)

            TOP-PERFORMING STOCKS             BOTTOM-PERFORMING STOCKS
            Banco Santander S.A.                     Cattles PLC
                Man Group PLC                      NKT Holding A/S
               Vallourec S.A.                 Lloyds Banking Group PLC
         Koninklijke BAM Groep N.V.                voestalpine AG
                 Metso Oyj                    DSG International PLC


________________________
"STOXX," "Dow Jones STOXX(R) 600 Index" and "Dow Jones STOXX(R) Select Dividend 30 Index" are trademarks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust and the Fund. The Fund, based on the Dow Jones STOXX(R) Select Dividend 30 Index, is not sponsored, endorsed, sold or promoted by STOXX or Dow Jones and neither STOXX nor Dow Jones makes any representation regarding the advisability of trading or investing in such product.

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Fund Performance Overview (Continued)
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FDD - First Trust Dow Jones STOXX(R) European Select Dividend
      Index Fund (Continued)

-------------------------------------------------------------------------------
Portfolio Sector Allocation as of September 30, 2009
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECTOR                                   LONG-TERM INVESTMENTS
 Financials                                     34.99%
 Industrials                                    31.85
 Materials                                      11.45
 Utilities                                      10.54
 Telecommunication Services                      8.08
 Consumer Staples                                2.00
 Energy                                          1.09
                                               -------
      Total                                    100.00%
                                               =======

-------------------------------------------------------------------------------
 Top Ten Portfolio Holdings as of September 30, 2009
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECURITY                                 LONG-TERM INVESTMENTS
 Banco Santander S.A.                            7.99%
 Man Group PLC                                   7.48
 Koninklijke BAM Groep N.V.                      6.53
 Vallourec S.A.                                  5.24
 Helvetia Holding AG                             4.85
 Metso Oyj                                       4.49
 Enel S.p.A.                                     4.29
 BRIT Insurance Holdings PLC                     3.92
 CRH PLC                                         3.77
 Koninklijke Boskalis Westminster N.V.           3.66
                                                ------
      Total                                     52.22%
                                                ======


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                      AUGUST 27, 2007 - SEPTEMBER 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

FUND/INDEX                                                            8/27/07   9/30/07   3/31/08   9/30/08   3/31/09   9/30/09
----------                                                            -------   -------   -------   -------   -------   -------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund    $10,000   $10,323   $ 8,841   $ 5,562   $ 3,201   $ 5,182
Dow Jones STOXX(R) Select Dividend 30 Index                            10,000    10,304     9,039     5,539     3,263     5,275
Dow Jones STOXX(R) 600 Index                                           10,000    10,622     9,670     7,333     4,836     7,484
MSCI Europe Index                                                      10,000    10,636     9,675     7,347     4,846     7,462


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 30, 2007 (commencement of trading) through September 30, 2009.

-----------------------------------------------------------------------------------------------------------------------------------
                                                Number of Days Bid/Ask Midpoint At/Above NAV
-----------------------------------------------------------------------------------------------------------------------------------
For the Period             0-49 Basis Points        50-99 Basis Points      100-199 Basis Points      >= 200 Basis Points
8/30/07 - 9/30/07                 7                         9                      4                         0
10/1/07 - 9/30/08                38                        55                     74                        30
10/1/08 - 9/30/09                34                        27                     43                        84

-----------------------------------------------------------------------------------------------------------------------------------
                                                Number of Days Bid/Ask Midpoint Below NAV
-----------------------------------------------------------------------------------------------------------------------------------
For the Period              0-49 Basis Points        50-99 Basis Points      100-199 Basis Points      >= 200 Basis Points
8/30/07 - 9/30/07                 1                         0                      0                         0
10/1/07 - 9/30/08                25                        12                     10                         9
10/1/08 - 9/30/09                19                        18                     15                        12

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Fund Performance Overview (Continued)
-------------------------------------------------------------------------------


FFR - First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the "Fund"), formerly known as the First Trust FTSE EPRA/NAREIT Global Real Estate Index Fund, seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index, which was formerly known as the FTSE EPRA/NAREIT Global Real Estate Index (the "FTSE Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FFR." The Fund will normally invest at least 90% of its assets in common stocks that comprise the FTSE Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, New York shares or global shares representing securities in the FTSE Index.

The FTSE Index is compiled and maintained by FTSE International Limited. The FTSE Index is modified market cap weighted based on free float market capitalization and tracks the performance of listed real estate companies or real estate investment trusts ("REITs") in North America, Europe and Asia. The FTSE Index is comprised of the FTSE EPRA/NAREIT North America Series, the FTSE EPRA/NAREIT Europe Series and the FTSE EPRA/NAREIT Asia Series.

-------------------------------------------------------------------------------------------------------------------
Performance as of September 30, 2009
-------------------------------------------------------------------------------------------------------------------
                                                                          Average Annual         Cumulative
                                                                           Total Returns        Total Returns
                                                        1 Year Ended   Inception (08/27/07)   Inception (08/27/07)
                                                          09/30/09          to 09/30/09          to 09/30/09
FUND PERFORMANCE
 NAV                                                     -12.66%             -18.60%              -35.00%
 Market Price                                            -10.82%             -18.26%              -34.43%
INDEX PERFORMANCE
 FTSE EPRA/NAREIT Developed Index                        -10.45%             -17.72%              -33.55%
 S&P/Citigroup Global REIT Index                         -18.15%             -18.33%              -34.58%
 MSCI World REIT Index                                   -22.98%             -21.10%              -39.14%
-------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 14.)

Performance Review

The Fund's net asset value return of -12.66% for the twelve months ended September 30, 2009 outperformed the benchmark MSCI World REIT Index return of -22.98% by 10.32%. The local return of -14.6% closely matched the Fund's total return for the fiscal year with foreign currency exposure adding 1.9% to total return. Strength in the Australian Dollar and Japanese Yen offset weakness in the Pound Sterling relative to the U.S. dollar. Over the last year, the REIT industry has faced a perfect storm of difficult conditions which pushed prices lower and volatility higher. The highly leveraged business model has put REITs in a squeeze between the evaporating lending market and struggling tenants. Falling asset values and tighter credit markets have pushed capital costs higher, while also making it nearly impossible to sell assets to meet maturing obligations. As the pace of negative economic news slowed and eventually turned positive in the second half of the fiscal year, the industry and the Fund also provided positive returns. REITs based in Hong Kong rallied back the quickest, with Sun Hung Kai Properties returning 48.8% (local) and contributing 3.7% to the Fund's absolute return.

-------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
-------------------------------------------------------------------------------

     (by contribution to return over the 12 months ended September 30, 2009)

            TOP-PERFORMING STOCKS               BOTTOM-PERFORMING STOCKS
        Sun Hung Kai Properties Ltd.                 Segro (NIL PD)
    China Overseas Land & Investment Ltd.      Mitsubishi Estate Co. Ltd.
               CapitaLand Ltd.                     Kimco Realty Corp.
          Hang Lung Properties Ltd.                     ProLogis
       New World Development Co. Ltd.           Land Securities Group PLC


________________________________
The FTSE EPRA/NAREIT Developed Index is calculated by FTSE International Limited ("FTSE"). FTSE does not sponsor, endorse or promote the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. All copyright in the index values and constituent list vests in FTSE and/or its licensors. First Trust and the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund has obtained full license from FTSE to use such copyright in the creation of the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. "FTSE(R)","FT-SE(R)" and "Footsie(R)" are trademarks jointly owned by the London Stock Exchange Plc and the Financial Times Limited and are used by FTSE under license. "NAREIT(R)" is the trademark of the National Association of Real Estate Investment Trusts and "EPRA(R)" is the trademark of the European Public Real Estate Association and are used by FTSE under license.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------


FFR - First Trust FTSE EPRA/NAREIT Developed Markets Real Estate
      Index Fund (Continued)

-------------------------------------------------------------------------------
Portfolio Sector Allocation as of September 30, 2009
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECTOR                                   LONG-TERM INVESTMENTS
 Financials                                     99.34%
 Industrials                                     0.44
 Consumer Discretionary                          0.15
 Health Care                                     0.07
                                               -------
      Total                                    100.00%
                                               =======

-------------------------------------------------------------------------------
 Top Ten Portfolio Holdings as of September 30, 2009
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECURITY                                 LONG-TERM INVESTMENTS
 Sun Hung Kai Properties Ltd.                    4.85%
 Westfield Group Australia                       4.76
 Simon Property Group Inc.                       3.37
 Unibail-Rodamco S.A.                            3.13
 Mitsubishi Estate Co., Ltd.                     2.78
 Mitsui Fudosan Co., Ltd.                        2.56
 Vornado Realty Trust                            1.97
 Public Storage                                  1.64
 Boston Properties Inc.                          1.55
 Sumitomo Realty & Development Co. Ltd.          1.53
                                                ------
      Total                                     28.14%
                                                ======


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                      AUGUST 27, 2007 - SEPTEMBER 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

FUND/INDEX                                        8/27/07    9/30/07    3/31/08    9/30/08    3/31/09    9/30/09
----------                                        -------    -------    -------    -------    -------    -------
First Trust FTSE EPRA/NAREIT Developed Markets
 Real Estate Index Fund                           $10,000    $10,686    $ 9,012    $ 7,443    $ 3,849    $ 6,500
FTSE EPRA/NAREIT Developed Index                   10,000     10,693      9,057      7,420      3,909      6,645
S&P/Citigroup Global REIT Index                    10,000     10,590      9,162      7,992      3,833      6,542
MSCI World REIT Index                              10,000     10,656      9,061      7,901      3,678      6,086


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 30, 2007 (commencement of trading) through September 30, 2009.


-----------------------------------------------------------------------------------------------------------------
                                                Number of Days Bid/Ask Midpoint At/Above NAV
-----------------------------------------------------------------------------------------------------------------
For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
8/30/07 - 9/30/07                 9                    10                    1                     0
10/1/07 - 9/30/08                58                    63                   48                    11
10/1/08 - 9/30/09                44                    48                   40                    49
-----------------------------------------------------------------------------------------------------------------
                                                Number of Days Bid/Ask Midpoint Below NAV
-----------------------------------------------------------------------------------------------------------------
For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
8/30/07 - 9/30/07                 1                     0                    0                     0
10/1/07 - 9/30/08                35                    21                   12                     5
10/1/08 - 9/30/09                16                    17                   12                    26

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------


FGD - First Trust Dow Jones Global Select Dividend Index Fund

First Trust Dow Jones Global Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Global Select Dividend Index(SM) (the "Select Dividend Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FGD." The Fund will normally invest at least 90% of its assets in common stocks that comprise the Select Dividend Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, New York shares or global shares, representing securities in the Select Dividend Index.

The Select Dividend Index is an indicated annual dividend yield weighted index of 100 stocks selected from the developed-market portion of the Dow Jones World Index(SM). Indicated annual dividend yield is a stock's unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price.

------------------------------------------------------------------------------------------------------------------
Performance as of September 30, 2009
------------------------------------------------------------------------------------------------------------------
                                                                          Average Annual          Cumulative
                                                                           Total Returns         Total Returns
                                                       1 Year Ended    Inception (11/21/07)   Inception (11/21/07)
                                                         09/30/09           to 09/30/09           to 09/30/09
FUND PERFORMANCE
 NAV                                                      11.80%             -12.16%              -21.43%
 Market Price                                             13.64%             -12.13%              -21.38%
INDEX PERFORMANCE
 Dow Jones Global Select Dividend Index(SM)               13.69%             -12.06%              -21.22%
 Dow Jones World Developed Markets Index(SM)              -0.65%             -12.71%              -22.34%
 MSCI World Index                                         -2.29%             -13.50%              -23.64%
------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 14.)


Performance Review

The Fund's net asset value return of 11.80% for the twelve months ended September 30, 2009 outperformed the benchmark MSCI World Index return of -2.29% by 14.09%. While the local return of the Fund was 9.5%, the effect of holding foreign currency served to add another 2.3% to total return as strength in the U.S. dollar in the first half of the fiscal year was more than offset by the U.S. dollar's weakness in the second half of the fiscal year. Euro and Australian dollar-denominated holdings were the primary contributors to the positive currency effect as the currencies appreciated 3.9% and 11.4%, respectively, against the U.S. dollar. Financials stocks were the primary detractors from local performance as they returned -15.4% (local), and detracted -20.6% from total return (local). Commercial bank stocks and REITs were the primary drivers of negative performance as banks such as SunTrust (-65.8%) and REITs (such as ING Office Fund, -51.9%) were hard pressed to continue meeting obligations as loan and real estate portfolios deteriorated during the first half of the fiscal year. The poor returns in the financials sector was offset to some extent by strong returns in the industrials sector (27.2% local), where machinery and construction stocks rallied on economic optimism during the second half of the fiscal year.

-------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
-------------------------------------------------------------------------------

     (by contribution to return over the 12 months ended September 30, 2009)

              TOP-PERFORMING STOCKS       BOTTOM-PERFORMING STOCKS
                     YIT Oyj                 FKP Property Group
               Singapore Petroleum          Bank of America Corp.
                   Orica Ltd.               BlueScope Steel Ltd..
                 NCC AB Class B           Mullen Group Income Fund
                    Metso Oyj                Russel Metals Inc.


________________________
Dow Jones and Dow Jones Global Select Dividend Index(SM) are trademarks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust and the Fund. The Fund, based on the Dow Jones Global Select Dividend Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of trading or investing in such product.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------


FGD - First Trust Dow Jones Global Select Dividend Index Fund (Continued)

-------------------------------------------------------------------------------
Portfolio Sector Allocation as of September 30, 2009
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECTOR                                   LONG-TERM INVESTMENTS
 Industrials                                    30.31%
 Materials                                      14.17
 Financials                                     12.39
 Telecommunication Services                     11.31
 Consumer Discretionary                          9.65
 Energy                                          8.04
 Utilities                                       6.63
 Information Technology                          3.10
 Consumer Staples                                3.01
 Communications                                  0.72
 Technology                                      0.67
                                               -------
      Total                                    100.00%
                                               =======

-------------------------------------------------------------------------------
 Top Ten Portfolio Holdings as of September 30, 2009
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECURITY                                 LONG-TERM INVESTMENTS
 R.R. Donnelley & Sons Co.                       4.38%
 Yit Oyj                                         3.81
 NCC AB Class B                                  3.14
 VTech Holdings Ltd.                             3.10
 Metso Oyj                                       2.87
 David Jones Ltd.                                2.87
 Orica Ltd.                                      2.52
 Keppel Corp. Ltd.                               2.47
 Telus Corp.                                     2.00
 CenturyTel Inc.                                 1.94
                                                ------
      Total                                     29.10%
                                                ======


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                      AUGUST 27, 2007 - SEPTEMBER 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

FUND/INDEX                                                   11/21/07   3/31/08   9/30/08   3/31/09   9/30/09
----------                                                   --------   -------   -------   -------   -------
First Trust Dow Jones Global Select Dividend Index Fund      $10,000    $ 9.345   $ 7,028   $ 4,375   $ 7,857
Dow Jones Global Select Dividend Index(SM)                    10,000      9.362     6,925     4,380     7,878
Dow Jones World Developed Markets Index(SM)                   10,000      9.379     7,816     5,416     7,766
MSCI World Index                                              10,000      9,378     7,815     5,385     7,636


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 27, 2007 (commencement of trading) through September 30, 2009.

---------------------------------------------------------------------------------------------------------------
                                                Number of Days Bid/Ask Midpoint At/Above NAV
---------------------------------------------------------------------------------------------------------------
For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
11/27/07 - 9/30/08               21                    22                   54                    69
10/1/08 - 9/30/09                22                    33                   59                    71

---------------------------------------------------------------------------------------------------------------
                                                Number of Days Bid/Ask Midpoint Below NAV
---------------------------------------------------------------------------------------------------------------
For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
11/27/07 - 9/30/08               17                     6                   12                    12
10/1/08 - 9/30/09                17                    12                   22                    16

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------


FAN - First Trust ISE Global Wind Energy Index Fund

First Trust ISE Global Wind Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Wind Energy Index (the "ISE Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FAN." The Fund will normally invest at least 90% of its assets in common stocks that comprise the ISE Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, New York shares or global shares representing securities in the ISE Index.

The ISE Index was developed and is owned by the International Securities Exchange, LLC, in consultation with Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., which calculates and maintains the ISE Index. The ISE Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the wind energy industry based on analysis of the products and services offered by those companies.

------------------------------------------------------------------------------------------------------------------
Performance as of September 30, 2009
------------------------------------------------------------------------------------------------------------------
                                                                          Average Annual          Cumulative
                                                                           Total Returns         Total Returns
                                                       1 Year Ended    Inception (06/16/08)   Inception (06/16/08)
                                                         09/30/09           to 09/30/09           to 09/30/09
FUND PERFORMANCE
 NAV                                                     -14.26%             -37.42%               -45.39%
 Market Price                                            -14.62%             -37.57%               -45.56%
INDEX PERFORMANCE
 ISE Global Wind Energy Index                            -12.71%             -36.97%               -44.88%
 Russell 3000(R) Index                                    -6.42%             -15.62%               -19.68%
 MSCI World Index                                         -2.29%             -16.57%               -20.85%
------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 14.)


Performance Review

The Fund's net asset value return of -14.26% for the twelve months ended September 30, 2009 underperformed the benchmark MSCI World Index return of -2.29% by -11.97%. While the local return of the Fund was -15.9%, the effect of holding foreign currency served to contribute 1.6% to total return as strength in the U.S. dollar in the first half of the fiscal year was offset by the U.S. dollar's weakness in the second half of the fiscal year. Euro and Australian dollar-denominated holdings were the primary contributors to the positive currency effect as the currencies appreciated 3.9% and 11.4%, respectively, against the U.S. dollar. The first half of the fiscal year presented challenging headwinds for the wind industry as the prices of competing energy sources such as oil and natural gas fell sharply, and as the global economic slowdown forced the trimming of capital budgets. The second half of the fiscal year brought signs of an economic recovery, easing credit markets, and a sharp increase in competing energy inputs such as oil and gas, all leading to a strong recovery for wind energy stocks in the portfolio. EDP Renovaveis (37.4% local), which generates electricity from a variety of clean sources (wind, solar, wave), was the top-performing stock in the Fund by contribution to return, while turbine manufacturer REpower Systems (-46.8% local) struggled to cut costs as quickly as sales prospects declined during the year; the stock was the primary laggard in the portfolio.

-------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
-------------------------------------------------------------------------------

     (by contribution to return over the 12 months ended September 30, 2009)

        TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
         EDP Renovaveis S/A               Renewable Energy Generation Ltd.
           Infigen Energy                Gamesa Corporacion Tecnologica S.A.
   Japan Wind Development Co. Ltd.              Clipper Windpower PLC
      Iberdrola Renovables S.A.          Hansen Transmissions International
     China WindPower Group Ltd.                  Repower Systems AG


______________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Global Wind Energy Index" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Wind Energy Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------


FAN - First Trust ISE Global Wind Energy Index Fund (Continued)

-------------------------------------------------------------------------------
Portfolio Sector Allocation as of September 30, 2009
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECTOR                                   LONG-TERM INVESTMENTS
 Utilities                                      49.76%
 Industrials                                    42.41
 Energy                                          5.73
 Materials                                       1.18
 Consumer Discretionary                          0.56
 Consumer Staples                                0.36
                                               -------
      Total                                    100.00%
                                               =======

-------------------------------------------------------------------------------
 Top Ten Portfolio Holdings as of September 30, 2009
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECURITY                                 LONG-TERM INVESTMENTS
 Iberdrola Renovables S.A.                       7.43%
 EDP Renovaveis S.A.                             7.42
 Vestas Wind Systems A/S                         6.78
 Gamesa Corporacion Tecnologica S.A.             5.95
 Infigen Energy                                  5.44
 Repower Systems AG                              5.33
 Hansen Transmissions International              4.84
 Nordex AG                                       3.97
 Clipper Windpower PLC                           3.20
 Broadwind Energy, Inc.                          3.14
                                                ------
      Total                                     53.50%
                                                ======


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                      AUGUST 27, 2007 - SEPTEMBER 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

FUND/INDEX                                                   6/16/08    9/30/08    3/31/09    9/30/09
----------                                                   -------    -------    -------    -------
First Trust ISE Global Wind Energy Index Fund                $10,000    $ 6,370    $ 3,502    $ 5,461
ISE Global Wind Energy Index                                  10,000      6,314      3,515      5,512
Russell 3000(R) Index                                         10,000      8,583      5,912      8,032
MSCI World Index                                              10,000      8,101      5,582      7,915

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 18, 2008 (commencement of trading) through September 30, 2009.


----------------------------------------------------------------------------------------------------------------
                                                Number of Days Bid/Ask Midpoint At/Above NAV
----------------------------------------------------------------------------------------------------------------
For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
6/18/08 - 9/30/08                24                    17                   13                     2
10/1/08 - 9/30/09                57                    52                   40                    11

----------------------------------------------------------------------------------------------------------------
                                                Number of Days Bid/Ask Midpoint Below NAV
----------------------------------------------------------------------------------------------------------------
For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
6/18/08 - 9/30/08                 6                     1                    8                     2
10/1/08 - 9/30/09                41                    30                   17                     4

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------


FLM - First Trust ISE Global Engineering and Construction Index Fund

First Trust ISE Global Engineering and Construction Index Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the ISE Global Engineering and Construction Index (the "Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FLM." The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index or in depositary receipts that may include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other depositary receipts (collectively "Depositary Receipts") representing securities in the Index.

The Index was developed and is owned by the International Securities Exchange, LLC, in consultation with Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., which calculates and maintains the Index. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the engineering and construction industries, based on analysis of the products and services offered by those companies.

-------------------------------------------------------------------------------
Performance as of September 30, 2008
-------------------------------------------------------------------------------
                                                        Cumulative
                                                       Total Returns
                                                   Inception (10/13/08)
                                                        to 09/30/09
FUND PERFORMANCE
 NAV                                                      33.84%
 Market Price                                             33.97%
INDEX PERFORMANCE
 ISE Global Engineering and Construction Index            41.03%
 Russell 3000(R) Index                                     9.35%
 MSCI World Industrials Index                             15.14%
-------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 14.)


Performance Review

The Fund's net asset value return of 33.84% since inception (October 13, 2008) through September 30, 2009, outperformed the benchmark MSCI World Industrials Index return of 15.14% for the same period by 18.70%. While the local return of the Fund was 27.0%, the effect of holding foreign currency served to contribute 6.8% to total return. Strength in the Euro and Japanese Yen offset weakness in the Pound Sterling relative to the U.S. dollar; the Euro and Yen appreciated 3.9% and 18.3% against the U.S. dollar, respectively, while the Pound depreciated -10.2% against the U.S. dollar. Engineering and construction companies such as Foster Wheeler (-0.02%) have seen positive returns since their November 21, 2008 lows on government stimulus plans, but have struggled to gain a lot of positive traction, and pass their pre-November prices. Infrastructure builder URS Corp. (56.6%), however, was one of the top performers during the period as it benefited significantly from revenue prospects from the U.S. stimulus plan; the Fund also benefited as it began acquiring the stock on October 13, 2008 near the stock's low of October 27, 2008.

-------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
-------------------------------------------------------------------------------

        (by contribution to return over the approximately 11 months ended September 30, 2009)

                 TOP-PERFORMING STOCKS                                BOTTOM-PERFORMING STOCKS
               McDermott International Inc.                   Koninklijke Boskalis Westminster N.V.
                        URS Corp.                                        NCC AB Class B
                        Hochtief AG                                          Peab AB
                      Obayashi Corp.                                   Aker Solutions ASA
     ACS Actividades de Construccion y Servicios S.A.           Orascom Construction Industries GDR


_______________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Global Engineering and Construction Index" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Engineering and Construction Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------


FLM - First Trust ISE Global Engineering and Construction Index Fund (Continued)

-------------------------------------------------------------------------------
Portfolio Sector Allocation as of September 30, 2009
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECTOR                                   LONG-TERM INVESTMENTS
 Industrials                                    94.00%
 Energy                                          6.00
                                               -------
      Total                                    100.00%
                                               ======0

-------------------------------------------------------------------------------
 Top Ten Portfolio Holdings as of September 30, 2009
-------------------------------------------------------------------------------
                                               % OF TOTAL
 SECURITY                                 LONG-TERM INVESTMENTS
 Leighton Holdings Ltd.                          4.16%
 Bouygues S.A.                                   3.93
 Vinci S.A.                                      3.59
 Hochtief AG                                     3.21
 Skanska AB                                      3.16
 Foster Wheeler AG                               3.01
 JGC Corp.                                       2.98
 Jacobs Engineering Group, Inc.                  2.90
 KBR Inc.                                        2.77
 ACS Actividades de Construccion y
    Servicios S.A.                               2.75
                                                ------
      Total                                     32.46%
                                                ======


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                      AUGUST 27, 2007 - SEPTEMBER 30, 2009

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


FUND/INDEX                                                             10/13/08    3/31/09    9/30/09
----------                                                             -------     -------    -------
First Trust ISE Global Engineering and Construction Index Fund         $10,000     $ 8,987    $13,384
ISE Global Engineering and Construction Index                           10,000       9,388     14,103
Russell 3000(R) Index                                                   10,000       8,048     10,935
MSCI World Industrials Index                                            10,000       7,741     11,514


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through September 30, 2009

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 15, 2008 (commencement of trading) through September 30, 2009.

---------------------------------------------------------------------------------------------------------------
                                                Number of Days Bid/Ask Midpoint At/Above NAV
---------------------------------------------------------------------------------------------------------------
For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
10/15/08 - 9/30/09               79                    44                   32                    26

---------------------------------------------------------------------------------------------------------------
                                                Number of Days Bid/Ask Midpoint Below NAV
---------------------------------------------------------------------------------------------------------------
For the Period            0-49 Basis Points    50-99 Basis Points  100-199 Basis Points   >= 200 Basis Points
10/15/08 - 9/30/09               36                    12                    8                     5

-------------------------------------------------------------------------------
Notes to Fund Performance Overview
-------------------------------------------------------------------------------


Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

First Trust Exchange-Traded Fund II


Understanding Your Fund Expenses
September 30, 2009 (Unaudited)


As a shareholder of First Trust Dow Jones STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust ISE Global Wind Energy Index Fund, or First Trust ISE Global Engineering and Construction Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2009.


Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.


Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions or creation and redemption transaction fees paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------
                                                                               Annualized
                                                                              Expense Ratio   Expenses Paid
                                            Beginning           Ending        Based on the      During the
                                          Account Value      Account Value      Six-Month        Six-Month
                                          April 1, 2009   September 30, 2009   Period (a)       Period (b)
------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW JONES STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND
Actual                                       $1,000.00        $1,619.10            0.60%           $3.94
Hypothetical (5% return before expenses)     $1,000.00        $1,022.06            0.60%           $3.04


FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND
Actual                                       $1,000.00        $1,688.80            0.60%           $4.04
Hypothetical (5% return before expenses)     $1,000.00        $1,022.06            0.60%           $3.04


FIRST TRUST DOW JONES SELECT GLOBAL DIVIDEND INDEX FUND
Actual                                       $1,000.00        $1,795.70            0.60%           $4.21
Hypothetical (5% return before expenses)     $1,000.00        $1,022.06            0.60%           $3.04


                                                                         Page 15




First Trust Exchange-Traded Fund II


Understanding Your Fund Expenses (Continued)
September 30, 2009 (Unaudited)


------------------------------------------------------------------------------------------------------------
                                                                               Annualized
                                                                              Expense Ratio   Expenses Paid
                                            Beginning           Ending        Based on the      During the
                                          Account Value      Account Value      Six-Month        Six-Month
                                          April 1, 2009   September 30, 2009   Period (a)       Period (b)
------------------------------------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND
Actual                                       $1,000.00        $1,559.70            0.60%           $3.85
Hypothetical (5% return before expenses)     $1,000.00        $1,022.06            0.60%           $3.04

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND
Actual                                       $1,000.00        $1,489.30            0.70%           $4.37
Hypothetical (5% return before expenses)     $1,000.00        $1,021.56            0.70%           $3.55


_________________________________

(a) These expense ratios reflect expense caps.
(b) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (April 1, 2009 through September 30, 2009), multiplied by 183/365 (to reflect the one-half year period).

First Trust Dow Jones STOXX(R) European Select Dividend Index Fund

Portfolio of Investments (a)
September 30, 2009

    Shares   Description                                Value
-------------------------------------------------------------

             Common Stocks (b) -- 99.7%
             Belgium -- 2.5%
     5,434   Belgacom S.A.                      $     211,679
                                                -------------
             Denmark -- 4.4%
     5,346   D/S Norden A/S                           201,773
     2,736   Danisco A/S                              166,057
                                                -------------
                                                      367,830
                                                -------------
             Finland -- 7.1%
    13,265   Metso Oyj                                373,282
     9,013   Rautaruukki Oyj                          216,304
                                                -------------
                                                      589,586
                                                -------------
             France -- 7.3%
     6,534   France Telecom S.A.                      174,069
     2,569   Vallourec S.A.                           435,334
                                                -------------
                                                      609,403
                                                -------------
             Germany -- 11.8%
     4,724   BASF SE                                  250,316
    12,618   Deutsche Telekom AG                      172,275
     3,447   RWE AG                                   283,837
     8,058   Thyssenkrupp AG                          277,460
                                                -------------
                                                      983,888
                                                -------------
             Ireland -- 5.6%
    11,335   CRH PLC                                  313,580
     5,832   DCC PLC                                  150,579
                                                -------------
                                                      464,159
                                                -------------
             Italy -- 4.3%
    56,181   Enel S.p.A                               356,598
                                                -------------
             Netherlands -- 12.6%
    46,965   Koninklijke BAM Groep N.V.               542,184
     8,890   Koninklijke Boskalis
                Westminster N.V.                      303,636
     4,951   Koninklijke DSM N.V.                     206,847
                                                -------------
                                                    1,052,667
                                                -------------
             Norway -- 1.1%
     4,037   StatoilHydro ASA                          90,789
                                                -------------
             Spain -- 8.0%
    41,255   Banco Santander S.A.                     664,079
                                                -------------
             Sweden -- 5.1%
    10,259   Ratos AB                                 245,756
    16,425   Sandvik AB                               181,418
                                                -------------
                                                      427,174
                                                -------------
             Switzerland -- 13.0%
     2,068   Baloise Holding AG                       197,561
     1,200   Helvetia Holding AG                      402,972
     1,664   Sulzer AG                                143,711
       317   Swisscom AG                              113,411
       946   Zurich Financial Services AG             225,021
                                                -------------
                                                    1,082,676
                                                -------------


  Shares   Description                                 Value
-------------------------------------------------------------

             United Kingdom -- 16.9%
    99,999   Brit Insurance Holdings PLC        $     325,861
   117,470   Man Group PLC                            621,781
    15,414   Provident Financial PLC                  223,677
    32,280   United Utilities PLC                     235,553
                                                -------------
                                                    1,406,872
                                                -------------

             Total Investments -- 99.7%
             (Cost $6,915,425) (c)                  8,307,400
             Net Other Assets and
                Liabilities -- 0.3%                    22,574
                                                -------------
             Net Assets -- 100.0%               $   8,329,974
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Portfolio securities are categorized based upon their country of incorporation.
(c) Aggregate cost for federal income tax purposes is $6,965,183. As of September 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,788,128 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $445,911.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of September 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1         Level 2        Level 3
------------------------------------------------------------------
Common Stocks*       $ 8,307,400      $      --       $      --
                    ==============================================

* See Portfolio of Investments for country breakout.


                        See Notes to Financial Statements               Page 17

First Trust Dow Jones STOXX(R) European Select Dividend Index Fund

September 30, 2009


                                           % of
Industry (Unaudited)                    Net Assets
-------------------------------------------------------
Insurance                                   13.8%
Machinery                                   13.6
Capital Markets                             10.4
Construction & Engineering                  10.1
Diversified Telecommunication Services       8.1
Commercial Banks                             8.0
Multi-Utilities                              6.2
Metals & Mining                              5.9
Chemicals                                    5.5
Electric Utilities                           4.3
Construction Materials                       3.8
Consumer Finance                             2.7
Marine                                       2.4
Food Products                                2.0
Industrial Conglomerates                     1.8
Oil, Gas & Consumable Fuels                  1.1
--------------------------------------------------------
Total Investments                           99.7
Net Other Assets and Liabilities             0.3
                                        -----------
Total                                      100.0%
                                        ===========


Page 18                See Notes to Financial Statements

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

Portfolio of Investments (a)
September 30, 2009


    Shares   Description                                Value
-------------------------------------------------------------

             Common Stocks (b)  -- 100.1%
             Australia -- 10.7%
    10,671   Bunnings Warehouse Property
                Trust                           $      16,427
    47,762   CFS Retail Property Trust                 84,693
    48,334   Commonwealth Property Office
                Fund                                   40,508
   122,345   Dexus Property Group                      91,203
    22,663   FKP Property Group                        15,195
   156,384   Goodman Group                             91,745
   241,459   GPT Group                                145,915
   196,196   GPT Group, In Specie (d)(e)                    0
    71,027   ING Office Fund                           35,090
    38,117   Macquarie CountryWide Trust               21,521
   119,316   Macquarie Office Trust                    31,578
    73,015   Mirvac Group                             108,215
    62,021   Stockland                                223,237
    59,247   Westfield Group                          726,521
                                                -------------
                                                    1,631,848
                                                -------------
             Austria -- 0.4%
     2,271   CA Immobilien Anlagen AG (c)              29,378
     2,222   Conwert Immobilien Invest AG (c)          30,532
                                                -------------
                                                       59,910
                                                -------------
             Belgium -- 0.6%
       437   Befimmo S.C.A                             39,648
       233   Cofinimmo S.A.                            32,569
       181   Intervest Offices N.V.                     5,925
        42   Leasinvest Real Estate S.C.A               3,538
       224   Warehouses de Pauw S.C.A                  10,080
        56   Wereldhave Belgium S.C.A                   4,085
                                                -------------
                                                       95,845
                                                -------------
             Bermuda -- 2.2%
     7,498   Great Eagle Holdings Ltd.                 18,517
    43,922   Hongkong Land Holdings Ltd.              191,061
    16,541   Hopson Development Holdings Ltd.          28,770
    14,507   Kerry Properties Ltd.                     77,589
     2,000   Orient-Express Hotels Ltd., Class A       23,020
                                                -------------
                                                      338,957
                                                -------------
             Canada -- 3.6%
       816   Allied Properties Real Estate
                Investment Trust                       12,598
     1,262   Boardwalk Real Estate Investment
                Trust                                  45,440
     9,632   Brookfield Properties Corp.              109,216
     2,153   Calloway Real Estate Investment
                Trust                                  38,208
     1,765   Canadian Apartment Properties
                Real Estate Investment Trust           24,316
     1,721   Canadian Real Estate Investment
                Trust                                  41,472
     2,606   Chartwell Seniors Housing Real
                Estate Investment Trust                16,186
     1,418   Cominar Real Estate Investment
                 Trust                                 25,826


    Shares   Description                                Value
-------------------------------------------------------------

             Canada (Continued)
       537   Dundee Real Estate Investment
                Trust                           $       9,760
     1,808   Extendicare Real Estate
                Investment Trust                       14,185
     3,838   H&R Real Estate Investment Trust          49,900
     1,932   InnVest Real Estate Investment
                Trust                                   8,030
     1,126   Morguard Real Estate Investment
                Trust                                  12,116
       592   Northern Property Real Estate
                Investment Trust                       11,335
     1,624   Primaris Retail Real Estate
                Investment Trust                       23,056
     6,066   RioCan Real Estate Investment
                Trust                                 101,983
                                                -------------
                                                      543,627
                                                -------------
             Cayman Islands -- 1.9%
    38,229   Agile Property Holdings Ltd.              44,987
    48,637   China Resources Land Ltd.                106,561
    85,311   Country Garden Holdings Co., Ltd.         30,822
    29,712   New World China Land Ltd.                 14,070
    37,069   Shimao Property Holdings Ltd.             62,849
    39,278   Shui On Land Ltd.                         22,553
                                                -------------
                                                      281,842
                                                -------------
             Finland -- 0.3%
     4,289   Citycon Oyj                               18,201
     5,407   Sponda Oyj (c)                            21,443
     1,492   Technopolis PLC                            7,838
                                                -------------
                                                       47,482
                                                -------------
             France -- 5.8%
       105   Affine Group                               2,735
       909   Fonciere des Regions Group               105,870
       486   Gecina S.A.                               57,962
       512   Icade                                     54,844
     2,299   Klepierre LLC                             91,188
     1,177   Mercialys                                 46,763
       135   Societe de la Tour Eiffel                  9,086
       338   Societe Immobiliere de Location
                pour l'Industrie et le Commerce        43,595
     2,298   Unibail-Rodamco S.A.                     477,349
                                                -------------
                                                      889,392
                                                -------------
             Germany -- 0.4%
       729   Alstria Office AG                          8,406
       741   Colonia Real Estate AG (c)                 4,641
       984   Deutsche Euroshop AG                      34,487
       687   Deutsche Wohnen AG (c)                     6,776
       612   DIC Asset AG                               8,015
       678   Patrizia Immobilien AG (c)                 3,562
                                                -------------
                                                       65,887
                                                -------------
             Greece -- 0.1%
       662   Babis Vovos International
                Construction S.A. (c)                   4,766


                        See Notes to Financial Statements               Page 19

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

September 30, 2009

    Shares   Description                                Value
-------------------------------------------------------------

             Common Stocks (b) (Continued)
             Greece (Continued)
       476   Eurobank Properties Real Estate
                Investment Co.                  $       5,754
       342   Lamda Development S.A. (c)                 3,583
                                                -------------
                                                       14,103
                                                -------------
             Guernsey -- 0.2%
     6,950   FCPT Ltd.                                  9,274
     8,628   ING UK Real Estate Income Trust
                Ltd.                                    5,860
     8,422   Invista Foundation Property Trust
                Ltd.                                    5,922
     2,157   IRP Property Investments Ltd.              2,534
     1,477   ISIS Property Trust Ltd.                   1,959
     2,707   Standard Life Investment Property
                Income Trust PLC                        2,358
     6,547   UK Commercial Property Trust Ltd.          7,356
                                                -------------
                                                       35,263
                                                -------------
             Hong Kong -- 12.2%
    57,278   Champion Real Estate Investment
                Trust                                  23,872
   106,717   China Overseas Land &
                Investment Ltd.                       230,783
    54,259   Hang Lung Properties Ltd.                199,882
    28,343   Henderson Land Development
                Co., Ltd.                             186,514
    19,970   Hysan Development Co., Ltd.               49,989
    15,063   Kowloon Development Co., Ltd.             15,354
    55,778   Link (The) REIT                          122,783
    75,142   New World Development Co., Ltd.          161,724
    45,453   Shenzhen Investment Ltd.                  17,595
    62,232   Sino Land Co., Ltd.                      111,455
    50,219   Sun Hung Kai Properties Ltd.             739,996
                                                -------------
                                                    1,859,947
                                                -------------
             Italy -- 0.1%
     9,966   Beni Stabili S.p.A                         8,590
     3,219   Immobiliare Grande Distribuzione           6,340
                                                -------------
                                                       14,930
                                                -------------
             Japan -- 11.5%
     2,316   AEON Mall Co., Ltd.                       48,221
     1,537   DAIBIRU Corp.                             13,373
     3,840   HEIWA Real Estate Co., Ltd.               13,176
        16   Japan Prime Realty Investment
                Corp.                                  38,893
        11   Japan Real Estate Investment Corp.        89,946
        10   Japan Retail Fund Investment Corp.        54,253
         5   Kenedix Realty Investment Corp.,
                Class A                                18,771
    26,930   Mitsubishi Estate Co., Ltd.              423,608
    23,081   Mitsui Fudosan Co., Ltd.                 390,576
         2   MORI TRUST Sogo Reit, Inc.                16,153
        14   Nippon Building Fund, Inc.               124,926
         8   Nomura Real Estate Office Fund, Inc.      53,206
        34   NTT Urban Development Corp.               31,210


    Shares   Description                                Value
-------------------------------------------------------------

             Japan (Continued)
         7   ORIX JREIT, Inc., Class A          $      36,261
         3   Premier Investment Co.                    12,466
    12,744   Sumitomo Realty & Development
                Co., Ltd.                             233,258
     2,692   TOC Co., Ltd.                             11,846
     6,375   Tokyo Tatemono Co., Ltd.                  31,177
    10,297   Tokyu Land Corp.                          41,181
         3   TOKYU REIT, Inc.                          14,972
         4   Top REIT, Inc., Class A                   19,250
         5   United Urban Investment Corp.,
                Class A                                29,299
                                                -------------
                                                    1,746,022
                                                -------------
             Luxembourg -- 0.2%
     2,342   Gagfah S.A.                               25,944
     1,473   ProLogis European Properties               9,174
                                                -------------
                                                       35,118
                                                -------------
             Netherlands -- 1.9%
     1,987   Corio N.V.                               137,039
       930   Eurocommercial Properties N.V.            36,827
     1,024   Nieuwe Steen Investments Funds
                N.V.                                   19,106
       488   VastNed Offices/Industrial N.V.            8,641
       483   Vastned Retail N.V.                       31,092
       554   Wereldhave N.V.                           54,560
                                                -------------
                                                      287,265
                                                -------------
             New Zealand -- 0.1%
    20,784   Kiwi Income Property Trust                15,911
                                                -------------
             Norway -- 0.1%
    11,797   Norwegian Property ASA (c)                19,913
                                                -------------
             Singapore -- 3.6%
    20,000   Allgreen Properties Ltd.                  16,044
    48,400   Ascendas Real Estate Investment
                Trust                                  66,313
    54,890   CapitaCommercial Trust                    40,525
    82,530   Capitaland Ltd.                          217,947
    61,883   CapitaMall Trust                          81,272
    18,521   Keppel Land Ltd.                          36,026
    37,790   Mapletree Logistics Trust                 20,657
     4,000   Singapore Land Ltd.                       15,391
    42,197   Suntec Real Estate Investment Trust       31,753
    15,087   Wing Tai Holdings Ltd.                    17,993
                                                -------------
                                                      543,921
                                                -------------
             Sweden -- 0.9%
     4,477   Castellum AB                              43,349
     4,406   Fabege AB                                 25,913
     2,113   Hufvudstaden AB                           16,974
     3,251   Klovern AB                                10,399
     3,553   Kungsleden AB                             23,597
       969   Wihlborgs Fastigheter AB                  17,965
                                                -------------
                                                      138,197
                                                -------------
             Switzerland -- 1.0%
       148   Allreal Holding AG                        18,138


Page 20                 See Notes to Financial Statements

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

September 30, 2009

    Shares   Description                                Value
-------------------------------------------------------------

             Common Stocks (b) (Continued)
             Switzerland (Continued)
        83   Jelmoli Holding AG                 $      35,721
     1,221   PSP Swiss Property AG (c)                 70,694
       551   Swiss Prime Site AG (c)                   29,110
       997   Zueblin Immobilien Holding AG (c)          4,743
                                                -------------
                                                      158,406
                                                -------------
             United Kingdom -- 6.3%
       625   A.J. Mucklow Group PLC                     2,969
     3,306   Big Yellow Group PLC (c)                  19,813
    22,188   British Land Co., PLC                    168,506
       625   CLS Holdings PLC (c)                       5,294
       127   Daejan Holdings PLC                        5,533
     2,617   Derwent London PLC                        51,025
     2,141   Development Securities PLC                11,582
     2,700   Grainger PLC                              12,842
     8,138   Great Portland Estates PLC                34,426
    18,141   Hammerson PLC                            114,316
     2,787   Helical Bar PLC                           16,707
    19,674   Land Securities Group PLC                196,514
    14,724   Liberty International PLC                112,950
       918   Primary Health Properties PLC              4,196
     3,367   Quintain Estates & Development
                PLC (c)                                11,354
    19,110   Segro PLC                                112,238
     5,865   Shaftesbury PLC                           33,490
     3,911   St. Modwen Properties PLC (c)             13,876
     3,289   Unite Group PLC                           13,837
    27,079   Workspace Group PLC                        9,521
                                                -------------
                                                      950,989
                                                -------------
             United States -- 36.0%
     1,032   Acadia Realty Trust                       15,552
       213   Agree Realty Corp.                         4,884
        53   Alexander's, Inc.                         15,682
     1,021   Alexandria Real Estate Equities, Inc.     55,491
     3,806   AMB Property Corp.                        87,348
     1,358   American Campus Communities, Inc.         36,462
     3,041   Apartment Investment &
                Management Co.                         44,855
     1,765   Ashford Hospitality Trust                  6,107
       431   Associated Estates Realty Corp.            4,146
     2,079   AvalonBay Communities, Inc.              151,206
     2,529   BioMed Realty Trust, Inc.                 34,900
     3,605   Boston Properties, Inc.                  236,308
     3,346   Brandywine Realty Trust                   36,940
     1,375   BRE Properties, Inc.                      43,037
     1,669   Camden Property Trust                     67,261
     3,587   CBL & Associates Properties, Inc.         34,794
     1,173   Cedar Shopping Centers, Inc.               7,566
     1,300   Colonial Properties Trust                 12,649
     1,510   Corporate Office Properties Trust         55,689
     2,997   Corrections Corp. of America (c)          67,882
     1,049   Cousins Properties, Inc.                   8,686
     5,318   DCT Industrial Trust, Inc.                27,175


    Shares   Description                                Value
-------------------------------------------------------------

             United States (Continued)
     4,199   Developers Diversified Realty Corp. $     38,799
     2,810   DiamondRock Hospitality Co. (c)           22,761
     1,975   Digital Realty Trust, Inc.                90,277
     2,367   Douglas Emmett, Inc.                      29,067
     5,825   Duke Realty Corp.                         69,958
     1,086   DuPont Fabros Technology, Inc.            14,476
       676   EastGroup Properties, Inc.                25,837
     1,380   Education Realty Trust, Inc.               8,183
       910   Entertainment Properties Trust            31,067
       789   Equity Lifestyle Properties, Inc.         33,761
     1,120   Equity One, Inc.                          17,550
     7,100   Equity Residential                       217,970
       734   Essex Property Trust, Inc.                58,412
     2,248   Extra Space Storage, Inc.                 23,716
     1,585   Federal Realty Investment Trust           97,271
     1,684   FelCor Lodging Trust, Inc.                 7,629
     1,163   First Industrial Realty Trust, Inc.        6,106
       745   First Potomac Realty Trust                 8,612
     3,480   Forest City Enterprises, Inc., Class A    46,528
       481   Getty Realty Corp.                        11,804
       419   Government Properties Income Trust (c)    10,060
     7,628   HCP, Inc.                                219,229
     3,117   Health Care REIT, Inc.                   129,730
     1,531   Healthcare Realty Trust, Inc.             32,350
     1,279   Hersha Hospitality Trust                   3,965
     1,844   Highwoods Properties, Inc.                57,994
     1,100   Hilltop Holdings, Inc. (c)                13,486
       856   Home Properties, Inc.                     36,885
     3,179   Hospitality Properties Trust              64,756
    15,683   Host Hotels & Resorts, Inc.              184,589
     5,822   HRPT Properties Trust                     43,781
     2,221   Inland Real Estate Corp.                  19,456
     1,651   Investors Real Estate Trust               14,925
     1,123   Kilroy Realty Corp.                       31,152
     9,795   Kimco Realty Corp.                       127,727
     1,639   Kite Realty Group Trust                    6,835
     1,650   LaSalle Hotel Properties                  32,439
     2,950   Lexington Realty Trust                    15,045
     2,906   Liberty Property Trust                    94,532
       603   LTC Properties, Inc.                      14,496
     2,135   Macerich (The) Co.                        64,755
     2,036   Mack-Cali Realty Corp.                    65,824
     2,086   Medical Properties Trust, Inc.            16,292
       734   Mid-America Apartment
                Communities, Inc.                      33,125
       266   National Healthcare Corp.                  9,919
     2,080   National Retail Properties, Inc.          44,658
     2,778   Nationwide Health Properties, Inc.        86,090
     2,167   OMEGA Healthcare Investors, Inc.          34,715
       563   Parkway Properties, Inc.                  11,091
     1,126   Pennsylvania Real Estate
                Investment Trust                        8,569
     1,143   Post Properties, Inc.                     20,574
    11,519   ProLogis                                 137,306
       466   PS Business Parks, Inc.                   23,915
     3,322   Public Storage                           249,947


                        See Notes to Financial Statements               Page 21

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

September 30, 2009

    Shares   Description                                Value
-------------------------------------------------------------

             Common Stocks (b) (Continued)
             United States (Continued)
       721   Ramco-Gershenson Properties Trust  $       6,431
     2,714   Realty Income Corp.                       69,614
     2,083   Regency Centers Corp.                     77,175
       348   Saul Centers, Inc.                        11,171
     3,133   Senior Housing Properties Trust           59,872
     7,399   Simon Property Group, Inc.               513,713
     1,999   SL Green Realty Corp.                     87,656
       609   Sovran Self Storage, Inc.                 18,532
       485   Sun Communities, Inc.                     10,437
     1,957   Sunstone Hotel Investors, Inc.            13,895
     1,048   Tanger Factory Outlet Centers, Inc.       39,132
     1,033   Taubman Centers, Inc.                     37,271
     3,916   UDR, Inc.                                 61,638
       309   Universal Health Realty Income Trust      10,058
       477   Urstadt Biddle Properties, Inc.,
                Class A                                 6,959
     2,417   U-Store-It Trust                          15,106
     4,073   Ventas, Inc.                             156,811
     4,658   Vornado Realty Trust                     300,022
     1,510   Washington Real Estate Investment
                Trust                                  43,488
     3,113   Weingarten Realty Investors               62,011
       307   Winthrop Realty Trust, Inc.                2,990
                                                -------------
                                                    5,478,598
                                                -------------
             Total Common Stocks--100.1%
             (Cost $15,207,485)                    15,253,373
                                                -------------
             Rights -- 0.0%
             Germany -- 0.0%
       687   Deutsche Wohnen AG, expiring
                10/07/09 (c)                            4,715
                                                -------------
             United Kingdom -- 0.0%
       185   Primary Health Properties PLC,
                 expiring 10/05/09 (c) (d)                166
       544   Unite Group PLC, expiring
                10/05/09 (c) (d)                          115
                                                -------------
                                                          281
                                                -------------
             Total Rights -- 0.0%
             (Cost $4,915)                              4,996
                                                -------------

             Total Investments -- 100.1%
             (Cost $15,212,400) (f)                15,258,369
             Net Other Assets and
                Liabilities -- (0.1)%                 (20,223)
                                                -------------
             Net Assets -- 100.0%               $  15,238,146
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Portfolio securities are categorized based upon their country of incorporation.
(c) Non-income producing security.
(d) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees.
(e) This is a restricted security which cannot be traded as a result of the in-specie distribution. It was aquired on August 6, 2009 at a cost of zero and has a carrying value per share of zero.
(f) Aggregate cost for federal income tax purposes is $17,035,632. As of September 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $316,175 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,093,438.

    REIT - Real Estate Investment Trust

__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of September 30, 2009 is as follows
(see Note 2A - Portfolio Valuation in the Notes to
Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                 Level 1          Level 2        Level 3
---------------------------------------------------------------------
Common Stocks*           $15,253,373       $      --      $      --
Rights*                        4,715             281             --
                        ---------------------------------------------
Total Investments        $15,258,088       $     281      $      --
                        =============================================


* See Portfolio of Investments for country breakout.


                                           % of
Industry (Unaudited)                    Net Assets
-----------------------------------------------------
Real Estate Investment Trusts               68.9%
Real Estate Management & Development        30.5
Commercial Services & Supplies               0.4
Hotels, Restaurants & Leisure                0.1
Insurance                                    0.1
Health Care Providers & Services             0.1
Capital Markets                              0.0
-----------------------------------------------------
Total Investments                          100.1
Net Other Assets and Liabilities            (0.1)
                                        -----------
Total                                      100.0%
                                        ===========


Page 22                 See Notes to Financial Statements

First Trust Dow Jones Global Select Dividend Index Fund

Portfolio of Investments (a)
September 30, 2009


    Shares   Description                                Value
-------------------------------------------------------------

             Common Stocks (b) -- 100.1%
             Australia -- 26.1%
   143,388   Adelaide Brighton Ltd.             $     352,926
    17,958   Australia & New Zealand Banking
                Group Ltd.                            386,400
    17,824   Billabong International Ltd.             188,692
     7,767   Commonwealth Bank of Australia           354,594
   194,129   Commonwealth Property Office Fund        162,698
   190,587   CSR Ltd.                                 316,095
   160,426   David Jones Ltd.                         826,522
    23,176   Felix Resources Ltd.                     350,647
    14,195   Lion Nathan Ltd.                         143,386
   151,644   Macquarie Airports                       379,936
    40,575   Metcash Ltd.                             161,079
    13,424   National Australia Bank Ltd.             364,280
    35,070   Orica Ltd.                               727,061
    17,638   Sims Metal Management Ltd.               355,240
   100,325   Stockland                                361,107
    51,225   Suncorp-Metway Ltd.                      401,293
    43,230   Telstra Corp., Ltd.                      124,710
    23,061   United Group Ltd.                        301,504
    16,973   Wesfarmers Ltd.                          396,650
    14,564   Westfield Group                          178,592
    13,350   Westpac Banking Corp.                    309,156
    14,151   WorleyParsons Ltd.                       370,900
                                                -------------
                                                    7,513,468
                                                -------------
             Austria -- 3.7%
     5,379   OMV AG                                   217,015
    21,873   Telekom Austria AG                       394,339
    12,891   Voestalpine AG                           460,096
                                                -------------
                                                    1,071,450
                                                -------------
             Belgium -- 0.2%
       948   Mobistar S.A.                             65,604
                                                -------------
             Bermuda -- 5.0%
   233,277   Cosco Pacific Ltd.                       334,713
    16,899   Esprit Holdings Ltd.                     113,386
   103,594   VTech Holdings Ltd.                      892,239
    35,257   Yue Yuen Industrial Holdings Ltd.         97,809
                                                -------------
                                                    1,438,147
                                                -------------
             Canada -- 6.0%
    12,193   Bell Aliant Regional
                Communications Income Fund            318,762
    17,271   Canadian Oil Sands Trust                 496,038
     3,582   Manitoba Telecom Services, Inc.          111,476
    13,551   Russel Metals, Inc.                      215,925
    17,849   Telus Corp.                              575,823
                                                -------------
                                                    1,718,024
                                                -------------
             Finland -- 9.5%
     4,971   Fortum Oyj                               127,447
     8,416   KCI Konecranes Oyj                       239,908
    29,402   Metso Oyj                                827,383
    19,095   Rautaruukki Oyj                          458,262
    57,625   Yit Oyj                                1,097,081
                                                -------------
                                                    2,750,081
                                                -------------


    Shares   Description                                Value
-------------------------------------------------------------

             France -- 4.2%
     6,649   France Telecom S.A.                $     177,132
     2,154   Neopost S.A.                             193,317
     3,445   PPR                                      441,564
    12,841   Vivendi S.A.                             397,335
                                                -------------
                                                    1,209,348
                                                -------------
             Germany -- 1.7%
     4,535   BASF SE                                  240,302
     2,577   K+S AG                                   140,623
     1,127   RWE AG                                   104,675
                                                -------------
                                                      485,600
                                                -------------
             Hong Kong -- 2.1%
    12,064   CLP Holdings Ltd.                         81,879
   126,019   CNOOC Ltd.                               169,433
    15,201   Hongkong Electric Holdings                83,360
    62,603   Television Broadcasts Ltd.               269,797
                                                -------------
                                                      604,469
                                                -------------
             Italy -- 2.1%
     5,807   ENI S.p.A                                145,141
    80,337   Milano Assicurazioni S.p.A               284,499
   100,497   Telecom Italia S.p.A                     176,329
                                                -------------
                                                      605,969
                                                -------------
             Netherlands -- 4.8%
     4,981   Fugro N.V.                               287,660
    44,207   Koninklijke BAM Groep N.V.               510,344
    12,729   Koninklijke Boskalis Westminster N.V.    434,756
     1,897   Smit Internationale N.V.                 146,628
                                                -------------
                                                    1,379,388
                                                -------------
             New Zealand -- 2.1%
    47,599   Fletcher Building Ltd.                   287,039
   161,521   Telecom Corp. of New Zealand Ltd.        310,290
                                                -------------
                                                      597,329
                                                -------------
             Portugal -- 0.4%
    13,283   CIMPOR Cimentos de Portugal
                SGPS S.A.                             109,726
                                                -------------
             Singapore -- 4.6%
    18,504   Jardine Cycle & Carriage Ltd.            319,204
   124,000   Keppel Corp. Ltd.                        713,023
    54,000   SembCorp Industries Ltd.                 129,954
    64,000   UOL Group Ltd.                           156,292
                                                -------------
                                                    1,318,473
                                                -------------
             Spain -- 0.8%
    10,761   Gas Natural SDG S.A.                     237,782
                                                -------------
             Sweden -- 6.3%
    59,274   NCC AB, Class B                          903,392
    26,075   Sandvik AB                               288,004
    20,209   SSAB Svenskt Stal AB                     313,077
     7,060   Svenska Handelsbanken AB                 180,263
    18,678   TeliaSonera AB                           122,710
                                                -------------
                                                    1,807,446
                                                -------------

                        See Notes to Financial Statements               Page 23

First Trust Dow Jones Global Select Dividend Index Fund

September 30, 2009


    Shares   Description                                Value
-------------------------------------------------------------

             Common Stocks (b) (Continued)
             United Kingdom -- 7.1%
    13,021   Amlin PLC                          $      79,805
    31,504   BP PLC                                   278,427
    36,399   Brit Insurance Holdings PLC              118,611
   103,923   BT Group PLC                             215,911
    90,332   Cable & Wireless PLC                     207,164
   139,084   Hays PLC                                 231,169
    74,933   HMV Group PLC                            125,623
    35,802   IMI PLC                                  256,105
     9,339   Jardine Lloyd Thompson Group PLC          72,462
    11,066   Provident Financial PLC                  160,582
    23,473   Rexam PLC                                 97,910
     5,829   Severn Trent PLC                          90,409
    13,390   United Utilities PLC                      97,709
                                                -------------
                                                    2,031,887
                                                -------------
             United States -- 13.4%
     9,417   Altria Group, Inc.                       167,717
     3,933   American Electric Power Co., Inc.        121,884
     3,891   AT&T, Inc.                               105,096
    20,753   CenterPoint Energy, Inc.                 257,960
    16,649   CenturyTel, Inc.                         559,406
     2,565   Consolidated Edison, Inc.                105,011
     8,485   Dow Chemical (The) Co.                   221,204
     2,871   DTE Energy Co.                           100,887
     8,873   General Electric Co.                     145,695
    14,271   MeadWestvaco Corp.                       318,386
     6,331   Pepco Holdings, Inc.                      94,205
     2,769   Progress Energy, Inc.                    108,157
    59,377   R.R. Donnelley & Sons Co.              1,262,355
     2,675   SCANA Corp.                               93,357
     2,222   Southern Co.                              70,371
     9,711   TECO Energy, Inc.                        136,731
                                                -------------
                                                    3,868,422
                                                -------------

             Total Investments -- 100.1%
             (Cost $25,065,123) (c)                28,812,613
             Net Other Assets and
                Liabilities -- (0.1)%                 (23,079)
                                                -------------
             Net Assets -- 100.0%               $  28,789,534
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Portfolio securities are categorized based upon their country of incorporation.
(c) Aggregate cost for federal income tax purposes is $25,593,634. As of September 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,557,823 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $338,844.


__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of September 30, 2009 is as follows
(see Note 2A - Portfolio Valuation in the Notes to
Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                Level 1       Level 2        Level 3
------------------------------------------------------------------
Common Stocks*          $28,812,613     $      --      $      --
                       ===========================================

* See Portfolio of Investments for country breakout.

                                                     % of
Industry (Unaudited)                               Net Assets
------------------------------------------------------------------
Diversified Telecommunication Services                11.8%
Construction & Engineering                            11.3
Oil, Gas & Consumable Fuels                            5.8
Machinery                                              5.6
Commercial Banks                                       5.5
Metals & Mining                                        5.5
Chemicals                                              4.6
Industrial Conglomerates                               4.5
Multiline Retail                                       4.4
Commercial Services & Supplies                         4.4
Insurance                                              3.3
Multi-Utilities                                        3.1
Communications Equipment                               3.1
Transportation Infrastructure                          3.0
Construction Materials                                 2.6
Real Estate Investment Trusts                          2.5
Electric Utilities                                     2.4
Media                                                  2.3
Energy Equipment & Services                            2.3
Food & Staples Retailing                               2.0
Distributors                                           1.1
Paper & Forest Products                                1.1
Textiles, Apparel & Luxury Goods                       1.0
Specialty Retail                                       0.8
Gas Utilities                                          0.8
Professional Services                                  0.8
Trading Companies & Distributors                       0.8
Office Electronics                                     0.7
Tobacco                                                0.6
Consumer Finance                                       0.6
Real Estate Management & Development                   0.5
Beverages                                              0.5
Containers & Packaging                                 0.3
Water Utilities                                        0.3
Wireless Telecommunication Services                    0.2
------------------------------------------------------------------
Total Investments                                    100.1
Net Other Assets and Liabilities                      (0.1)
                                                  -----------
Total                                                100.0%
                                                  ===========


Page 24                 See Notes to Financial Statements

First Trust ISE Global Wind Energy Index Fund

Portfolio of Investments (a)
September 30, 2009


    Shares   Description                                Value
-------------------------------------------------------------

             Common Stocks (b) -- 99.9%
             Australia -- 6.3%
    69,887   AGL Energy Ltd.                    $     842,814
 4,112,035   Infigen Energy                         5,477,732
                                                -------------
                                                    6,320,546
                                                -------------
             Belgium -- 4.8%
 2,380,619   Hansen Transmissions
                International  (c)                  4,879,409
                                                -------------
             Bermuda -- 0.4%
 4,085,623   China Windpower Group Ltd. (c)           358,478
                                                -------------
             Brazil -- 1.1%
    75,174   Centrais Eletricas Brasileiras
                S.A. ADR                            1,162,942
                                                -------------
             Canada -- 0.7%
    37,330   Boralex, Inc. (c)                        313,800
    77,747   Canadian Hydro Developers, Inc. (c)      373,976
                                                -------------
                                                      687,776
                                                -------------
             Cayman Islands -- 0.8%
   392,317   China High Speed Transmission
                Equipment Group Co., Ltd.             804,877
                                                -------------
             China -- 0.2%
   249,761   Harbin Power Equipment Co., Ltd.         235,902
                                                -------------
             Denmark -- 8.4%
   320,338   Greentech Energy Systems A/S (c)       1,649,847
    94,506   Vestas Wind Systems A/S (c)            6,831,972
                                                -------------
                                                    8,481,819
                                                -------------
             France -- 4.4%
    16,625   Alstom S.A.                            1,213,253
    15,572   EDF Energies Nouvelles S.A.              858,402
   325,856   Theolia S.A. (c)                       2,322,229
                                                -------------
                                                    4,393,884
                                                -------------
             Germany -- 14.4%
   258,818   Conergy AG (c)                           321,932
    36,683   E.ON AG ADR                            1,555,656
   229,529   Nordex AG (c)                          4,003,725
   526,497   PNE Wind AG (c)                        1,679,588
    33,961   Repower Systems AG (c)                 5,366,788
    17,135   Siemens AG ADR                         1,592,870
                                                -------------
                                                   14,520,559
                                                -------------
             Greece -- 0.6%
    73,949   Terna Energy S.A.                        649,283
                                                -------------
             Guernsey -- 1.8%
 1,980,737   Renewable Energy Generation Ltd.       1,804,354
                                                -------------
             Japan -- 4.2%
       677   Japan Wind Development Co. Ltd.        2,911,179
    98,000   Mitsui & Co., Ltd.                     1,281,702
                                                -------------
                                                    4,192,881
                                                -------------
             Portugal -- 1.2%
   266,880   EDP-Energias de Portugal S.A.          1,222,393
                                                -------------


    Shares   Description                                Value
-------------------------------------------------------------

             Spain -- 26.6%
     8,146   Acciona S.A.                       $   1,108,607
   679,332   EDP Renovaveis S.A. (c)                7,470,704
    53,061   Endesa S.A.                            1,753,274
   903,511   Fersa Energias Renovables S.A.         3,040,967
   267,707   Gamesa Corp. Tecnologica S.A.          5,997,709
 1,522,004   Iberdrola Renovables S.A.              7,483,513
                                                -------------
                                                   26,854,774
                                                -------------
             Sweden -- 1.0%
    62,950   SKF AB                                   988,765
                                                -------------
             Switzerland -- 1.2%
    10,550   BKW FMB Energie AG                       915,222
       481   Gurit Holding AG                         312,374
                                                -------------
                                                    1,227,596
                                                -------------
             United Kingdom -- 5.9%
    25,471   BP PLC ADR                             1,355,821
 1,164,156   Clipper Windpower PLC (c)              3,227,979
    23,969   Royal Dutch Shell PLC ADR              1,370,787
                                                -------------
                                                    5,954,587
                                                -------------
             United States -- 15.9%
    97,595   AES Corp. (c)                          1,446,358
    18,683   Allegheny Technologies, Inc.             653,718
    31,184   Alliant Energy Corp.                     868,474
    18,771   American Superconductor Corp. (c)        629,579
     4,383   Ameron International Corp.               306,722
   400,497   Broadwind Energy, Inc. (c)             3,159,921
   217,353   Capstone Turbine Corp. (c)               286,906
    23,303   Deere & Co.                            1,000,165
    71,117   Duke Energy Corp.                      1,119,382
    46,743   Federal Mogul Corp. (c)                  564,188
    18,179   FPL Group, Inc.                        1,004,026
    96,530   General Electric Co.                   1,585,023
    14,812   Kaydon Corp.                             480,205
    32,108   NRG Energy, Inc. (c)                     905,125
    23,907   Otter Tail Corp.                         572,095
    34,939   Trinity Industries, Inc.                 600,601
    24,184   Woodward Governor Co.                    586,704
    21,485   Zoltek Cos., Inc. (c)                    225,592
                                                -------------
                                                   15,994,784
                                                -------------

             Total Common Stocks -- 99.9%
             (Cost $125,739,095)                  100,735,609
                                                -------------
             Warrants -- 0.0%
             United States -- 0.0%
       959   GreenHunter Energy, Inc.,
                expiring 9/15/11 @ $0 (c)(d)                0
             (Cost $0)                          -------------

             Money Market Fund -- 0.1%
   128,577   Morgan Stanley Institutional Treasury
                Money Market Fund - 0.05% (e)
             (Cost $128,577)                          128,577
                                                -------------


                        See Notes to Financial Statements               Page 25

First Trust ISE Global Wind Energy Index Fund

September 30, 2009


             Description                                Value
-------------------------------------------------------------
             Total Investments -- 100.0%
             (Cost $114,327,249) (f)            $ 100,864,186
             Net Other Assets and
                Liabilities -- 0.0%                   (14,468)
                                                -------------
             Net Assets -- 100.0%               $ 100,849,718
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Portfolio securities are categorized based upon their country of incorporation.
(c) Non-income producing security.
(d) This security is fair valued in accordance with valuation procedures adopted by the First Trust's Board of Trustees.
(e) Represents annualized 7-day yield at September 30, 2009.
(f) Aggregate cost for federal income tax purposes is $125,867,702. As of September 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,352,876 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $30,356,392.

    ADR - American Depositary Receipt

__________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of September 30, 2009 is as follows
(see Note 2A - Portfolio Valuation in the Notes to
Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments              Level 1         Level 2        Level 3
--------------------------------------------------------------------
Common Stocks*         $100,735,609    $      --     $      --
Money Market Fund           128,577           --            --
                      ----------------------------------------------
Total Investments      $100,864,186    $      --     $      --
                      ==============================================

* See Portfolio of Investments for country breakout.



                                                     % of
Industry (Unaudited)                              Net Assets
--------------------------------------------------------------------
Independent Power Producers & Energy Traders          35.7%
Electrical Equipment                                  29.2
Electric Utilities                                    12.6
Machinery   7.9
Oil, Gas & Consumable Fuels                            5.7
Industrial Conglomerates                               3.7
Multi-Utilities                                        1.7
Trading Companies & Distributors                       1.3
Metals & Mining                                        0.7
Auto Components                                        0.6
Chemicals   0.5
Building Products                                      0.3
Money Market Fund                                      0.1
Warrants                                               0.0
-------------------------------------------------------------
Total Investments                                    100.0
Net Other Assets and Liabilities                       0.0
                                                  -----------
Total                                                100.0%
                                                  ===========


Page 26                 See Notes to Financial Statements

First Trust ISE Global Engineering and Construction Index Fund

Portfolio of Investments (a)
September 30, 2009


    Shares   Description                                Value
-------------------------------------------------------------

             Common Stocks (b) -- 99.7%
             Australia -- 4.2%
    46,563   Leighton Holdings Ltd.             $   1,485,787
                                                -------------
             Bermuda -- 0.0%
   185,624   HKC Holdings Ltd.                         14,610
                                                -------------
             Canada -- 3.2%
    20,675   SNC-Lavalin Group, Inc.                  933,672
     8,134   Stantec, Inc. (c)                        203,607
                                                -------------
                                                    1,137,279
                                                -------------
             China -- 3.9%
   684,666   China Communications
                Construction Co. Ltd.                 741,202
   777,186   China Railway Group Ltd. (c)             667,874
                                                -------------
                                                    1,409,076
                                                -------------
             Egypt -- 2.1%
    18,132   Orascom Construction Industries
                GDR                                   761,544
                                                -------------
             Finland -- 1.8%
    34,315   Yit Oyj                                  653,299
                                                -------------
             France -- 9.2%
    27,569   Bouygues S.A.                          1,401,930
     9,397   Eiffage S.A.                             598,726
    22,637   Vinci S.A.                             1,280,652
                                                -------------
                                                    3,281,308
                                                -------------
             Germany -- 3.2%
    15,041   Hochtief AG                            1,145,859
                                                -------------
             Italy -- 2.6%
   122,078   Impregilo S.p.A                          534,145
    34,586   Maire Tecnimont S.p.A                    168,031
    12,557   Trevi Finanziaria S.p.A                  218,483
                                                -------------
                                                      920,659
                                                -------------
             Japan -- 17.9%
    70,000   Chiyoda Corp.                            551,329
    36,300   COMSYS Holdings Corp.                    397,919
    52,000   JGC Corp.                              1,063,577
   254,000   Kajima Corp.                             650,810
    36,000   Kandenko Co. Ltd.                        249,050
    51,000   Kinden Corp.                             426,681
    32,600   Kyowa Exeo Corp.                         319,953
    23,000   Maeda Corp.                               74,049
     7,000   Maeda Road Construction Co., Ltd.         62,931
   145,000   Obayashi Corp.                           634,824
    51,000   Okumura Corp.                            192,035
   174,000   Shimizu Corp.                            684,253
     2,900   SHO-BOND Holdings Co. Ltd.                56,698
   200,000   Taisei Corp.                             396,591
    61,000   Toda Corp.                               215,418
    17,000   Toshiba Plant Systems & Services
             Corp.                                    226,503
    64,000   Toyo Engineering Corp.                   218,170
                                                -------------
                                                    6,420,791
                                                -------------


    Shares   Description                                Value
-------------------------------------------------------------

             Netherlands -- 7.2%
     9,005   Arcadis N.V.                       $     165,180
    45,094   Chicago Bridge & Iron Co. N.V.           842,356
    17,700   Imtech N.V.                              451,332
    37,646   Koninklijke BAM Groep N.V.               434,602
    19,705   Koninklijke Boskalis Westminster
                N.V. 673,020
                                                -------------
                                                    2,566,490
                                                -------------
             Norway -- 2.3%
    74,298   Aker Solutions ASA                       836,738
                                                -------------
             Panama -- 2.7%
    37,579   McDermott International, Inc. (c)        949,621
                                                -------------
             Portugal -- 0.3%
    22,224   Mota-Engil SGPS S.A.                     123,582
                                                -------------
             Spain -- 7.3%
    18,813   ACS Actividades de Construccion
                y Servicios S.A.                      981,174
    15,306   Obrascon Huarte Lain S.A.                426,573
    34,362   Sacyr Vallehermoso S.A.                  650,422
    10,138   Tecnicas Reunidas S.A.                   554,255
                                                -------------
                                                    2,612,424
                                                -------------
             Sweden -- 3.2%
    76,818   Skanska AB                             1,127,254
                                                -------------
             Switzerland -- 3.0%
    33,695   Foster Wheeler AG (c)                  1,075,207
                                                -------------
             United Kingdom -- 4.4%
    62,083   AMEC PLC                                 749,100
    31,322   Atkins WS PLC                            314,361
    94,417   Balfour Beatty PLC                       485,877
     3,476   Keller Group PLC                          40,386
                                                -------------
                                                    1,589,724
                                                -------------
             United States -- 21.2%
    22,820   Aecom Technology Corp. (c)               619,335
    25,369   EMCOR Group, Inc. (c)                    642,343
    19,170   Fluor Corp.                              974,794
    16,290   Granite Construction, Inc.               504,012
    22,498   Jacobs Engineering Group, Inc. (c)     1,033,783
    42,411   KBR, Inc.                                987,752
    36,821   Quanta Services, Inc. (c)                814,849
    24,963   Shaw Group (The), Inc. (c)               801,063
    19,892   Tutor Perini Corp. (c)                   423,700
    17,818   URS Corp. (c)                            777,756
                                                -------------
                                                    7,579,387
                                                -------------

             Total Investments -- 99.7%
             (Cost $28,943,496) (d)                35,690,639
             Net Other Assets and
                Liabilities -- 0.3%                    93,612
                                                -------------
             Net Assets -- 100.0%               $  35,784,251
                                                =============


                        See Notes to Financial Statements               Page 27

First Trust ISE Global Engineering and Construction Index Fund

September 30, 2009


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Portfolio securities are categorized based upon their country of incorporation.
(c) Non-income producing security.
(d) Aggregate cost for federal income tax purposes is $29,105,020. As of September 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,173,573 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $587,954.

    GDR - Global Depositary Receipt

________________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of September 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments               Level 1        Level 2       Level 3
---------------------------------------------------------------------
Common Stocks*          $35,690,639    $      --     $      --
=====================================================================

* See Portfolio of Investments for country breakout.


                                                      % of
Industry (Unaudited)                               Net Assets
---------------------------------------------------------------------
Construction & Engineering                            89.7%
Energy Equipment & Services                            6.0
Industrial Conglomerates                               2.6
Professional Services                                  1.4
-------------------------------------------------------------
Total Investments                                     99.7
Net Other Assets and Liabilities                       0.3
                                                  -----------
Total                                                100.0%
                                                  ===========


Page 28                See Notes to Financial Statements

                     This page is intentionally left blank.

First Trust Exchange-Traded Fund II


Statements of Assets and Liabilities
September 30, 2009


                                                                                   First Trust                   First Trust
                                                                                Dow Jones STOXX(R)             FTSE EPRA/NAREIT
                                                                                 European Select              Developed Markets
                                                                               Dividend Index Fund         Real Estate Index Fund
                                                                           ---------------------------  ----------------------------
ASSETS:
Investments at value......................................................      $    8,307,400               $   15,258,369
Cash......................................................................                  --                           --
Foreign currency at value.................................................               1,026                       16,038
Receivables:
   Foreign tax reclaims...................................................              60,238                        4,434
   From investment advisor................................................              14,010                       19,853
   Dividends..............................................................               2,573                       37,731
   Capital shares sold....................................................                  --                           --
   Investment securities sold.............................................                  --                        3,730
   Interest...............................................................                  --                           --
Prepaid expenses..........................................................              22,210                        3,581
                                                                              -----------------            -----------------
   Total Assets...........................................................           8,407,457                   15,343,736
                                                                              -----------------            -----------------

LIABILITIES:
Due to custodian..........................................................              28,495                       25,208
Payables:
   Investment securities purchased........................................                  --                       14,078
   Audit and tax fees.....................................................              28,425                       31,575
   Licensing fees.........................................................                  --                        3,616
Accrued expenses and other liabilities....................................              20,563                       31,113
                                                                              -----------------            -----------------
   Total Liabilities......................................................              77,483                      105,590
                                                                              -----------------            -----------------

NET ASSETS................................................................      $    8,329,974               $   15,238,146
                                                                              =================            =================

NET ASSETS consist of:
Paid-in capital...........................................................      $   17,804,861               $   16,993,307
Par value.................................................................               6,033                        5,000
Accumulated net investment income (loss)..................................              (1,709)                      80,000
Accumulated net realized gain (loss) on investments and
   foreign currency transactions..........................................         (10,871,205)                  (1,886,569)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation...........................................           1,391,994                       46,408
                                                                              -----------------            -----------------
NET ASSETS................................................................      $    8,329,974               $    15,238,146
                                                                              =================            =================

NET ASSET VALUE, per share................................................      $        13.81               $        30.48
                                                                              =================            =================

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)........             603,334                      500,002
                                                                              -----------------            -----------------

Investments at cost.......................................................      $    6,915,425               $   15,212,400
                                                                              =================            =================
Foreign currency at cost..................................................      $          989               $       16,003
                                                                              =================            =================


Page 30                See Notes to Financial Statements

             First Trust                  First Trust                   First Trust
              Dow Jones                   ISE Global                    ISE Global
       Global Select Dividend             Wind Energy                 Engineering and
             Index Fund                   Index Fund              Construction Index Fund
    ----------------------------   -------------------------  -------------------------------

         $       28,812,613            $     100,864,186            $      35,690,639
                         --                           --                       38,773
                      4,200                       32,754                       23,557

                      3,098                       37,649                       12,499
                     16,870                       16,659                        8,005
                     52,752                       25,731                       65,910
                    990,434                           --                           --
                      2,992                           --                           --
                          1                            2                           --
                     12,160                        8,229                        5,502
       ---------------------        ---------------------        ---------------------
                 29,895,120                  100,985,210                   35,844,885
       ---------------------        ---------------------        ---------------------


                     46,571                          649                           --

                    998,043                       18,021                           --
                     31,800                       28,425                       28,419
                         --                       23,749                        7,972
                     29,172                       64,648                       24,243
       ---------------------        ---------------------        ---------------------
                  1,105,586                      135,492                       60,634
       ---------------------        ---------------------        ---------------------

         $       28,789,534            $     100,849,718            $      35,784,251
       =====================        =====================        =====================


         $       27,008,678            $     132,779,930            $      29,181,349
                     13,500                       62,000                        9,000
                     78,216                      302,583                       70,106

                 (2,059,493)                 (18,833,919)                    (224,398)

                  3,748,633                  (13,460,876)                   6,748,194
       ---------------------        ---------------------        ---------------------
         $       28,789,534            $     100,849,718            $      35,784,251
       =====================        =====================        =====================

         $            21.33            $           16.27            $           39.76
       =====================        =====================        =====================


                  1,350,002                    6,200,002                      900,002
       ---------------------        ---------------------        ---------------------

         $       25,065,123            $     114,327,249            $      28,943,496
       =====================        =====================        =====================
         $            4,082            $          32,788            $          23,410
       =====================        =====================        =====================


                       See Notes to Financial Statements                Page 31

First Trust Exchange-Traded Fund II


Statements of Operations


                                                                                   First Trust                   First Trust
                                                                                Dow Jones STOXX(R)             FTSE EPRA/NAREIT
                                                                                 European Select              Developed Markets
                                                                               Dividend Index Fund         Real Estate Index Fund
                                                                           ---------------------------  ----------------------------

                                                                                  For the Year                  For the Year
                                                                                      Ended                         Ended
                                                                               September 30, 2009            September 30, 2009
                                                                            ------------------------      ------------------------
INVESTMENT INCOME:
Dividends..................................................................     $      331,060               $      387,710
Foreign tax withholding....................................................            (30,952)                     (22,006)
Interest...................................................................                 --                           37
                                                                              -----------------            -----------------
   Total investment income.................................................            300,108                      365,741
                                                                              -----------------            -----------------

EXPENSES:
Licensing fees.............................................................             75,000                        9,380
Audit and tax fees.........................................................             31,425                       32,825
Listing fees...............................................................             30,813                       34,504
Investment advisory fees...................................................             20,349                       31,268
Accounting and administration fees.........................................             11,387                       40,316
Legal fees.................................................................              3,014                        4,758
Trustees' fees and expenses................................................              2,317                        3,668
Custodian fees.............................................................                934                        5,139
Registration and filing fees...............................................                488                          339
Transfer agent fees........................................................                254                          391
Printing fees..............................................................                 --                           --
Other expenses.............................................................                837                          730
                                                                              -----------------            -----------------
   Total expenses..........................................................            176,818                      163,318
   Less fees waived and expenses reimbursed by the investment advisor......           (146,295)                    (116,416)
                                                                              -----------------            -----------------
   Net expenses............................................................             30,523                       46,902
                                                                              -----------------            -----------------

NET INVESTMENT INCOME (LOSS)...............................................            269,585                      318,839
                                                                              -----------------            -----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.............................................................         (7,825,343)                  (2,319,561)
   In-kind redemptions.....................................................         (2,257,554)                      86,991
   Foreign currency transactions...........................................             (7,922)                      (7,767)
                                                                              -----------------            -----------------
Net realized gain (loss)...................................................        (10,090,819)                  (2,240,337)
                                                                              -----------------            -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments.............................................................          7,670,683                    2,459,336
   Foreign currency translation............................................              8,907                          806
                                                                              -----------------            -----------------
Net change in unrealized appreciation (depreciation).......................          7,679,590                    2,460,142
                                                                              -----------------            -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)....................................         (2,411,229)                     219,805
                                                                              -----------------            -----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.........................................................     $   (2,141,644)              $      538,644
                                                                              =================            =================

____________________________

(a)  Inception date.


Page 32                See Notes to Financial Statements

             First Trust                  First Trust                   First Trust
              Dow Jones                   ISE Global                    ISE Global
       Global Select Dividend             Wind Energy                 Engineering and
             Index Fund                   Index Fund              Construction Index Fund
    -----------------------------  ------------------------- --------------------------------
                                                                      For the Period
               For the                      For the                October 13, 2008 (a)
             Year Ended                   Year Ended                      through
         September 30, 2009           September 30, 2009            September 30, 2009
      ------------------------     ------------------------      ------------------------

            $       356,997              $     1,273,117               $      504,799
                    (25,517)                     (85,364)                     (49,734)
                         23                           72                           --
           -----------------            -----------------            -----------------
                    331,503                    1,187,825                      455,065
           -----------------            -----------------            -----------------


                     26,172                       67,382                       17,926
                     37,550                       29,925                       29,169
                     25,243                       13,914                       13,990
                     25,454                      269,526                       71,706
                     19,025                       43,997                       19,215
                      6,591                       53,497                       12,041
                      3,307                       31,932                        7,917
                      1,530                       37,420                       11,174
                        169                        1,556                        1,029
                        318                        3,369                          896
                      6,474                       77,827                       19,029
                        550                       11,511                        3,107
           -----------------            -----------------            -----------------
                    152,383                      641,856                      207,199
                   (114,202)                    (237,567)                     (81,714)
           -----------------            -----------------            -----------------
                     38,181                      404,289                      125,485
           -----------------            -----------------            -----------------

                    293,322                      783,536                      329,580
           -----------------            -----------------            -----------------



                 (1,835,907)                 (19,069,276)                    (243,847)
                    101,388                    1,407,587                    1,559,556
                     (1,396)                      15,128                        2,117
           -----------------            -----------------            -----------------
                 (1,735,915)                 (17,646,561)                   1,317,826
           -----------------            -----------------            -----------------

                  4,793,296                   16,621,388                    6,747,143
                      2,900                      (11,234)                       1,051
           -----------------            -----------------            -----------------
                  4,796,196                   16,610,154                    6,748,194
           -----------------            -----------------            -----------------
                  3,060,281                   (1,036,407)                   8,066,020
           -----------------            -----------------            -----------------


            $     3,353,603              $      (252,871)              $    8,395,600
           =================            =================            =================


                       See Notes to Financial Statements                Page 33

First Trust Exchange-Traded Fund II


Statements of Changes in Net Assets


                                                                                                   First Trust
                                                                                                Dow Jones STOXX(R)
                                                                                            European Select Dividend
                                                                                                   Index Fund
                                                                               -----------------------------------------------------

                                                                                    For the Year                 For the Year
                                                                                        Ended                        Ended
                                                                                 September 30, 2009           September 30, 2008
                                                                               ----------------------       ----------------------
OPERATIONS:
   Net investment income (loss)...............................................    $       269,585              $       886,452
   Net realized gain (loss)...................................................        (10,090,819)                  (3,464,547)
   Net change in unrealized appreciation (depreciation).......................          7,679,590                   (6,384,754)
                                                                                 -----------------            -----------------
   Net increase (decrease) in net assets resulting from operations............         (2,141,644)                  (8,962,849)
                                                                                 -----------------            -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income......................................................           (254,857)                    (887,901)
   Net realized gain..........................................................                 --                           --
                                                                                 -----------------            -----------------
   Total distributions to shareholders........................................           (254,857)                    (887,901)
                                                                                 -----------------            -----------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..................................................          2,617,970                   19,195,866
   Cost of shares redeemed....................................................         (4,436,933)                          --
                                                                                 -----------------            -----------------
   Net increase (decrease) in net assets resulting from shareholder
      transactions............................................................         (1,818,963)                  19,195,866
                                                                                 -----------------            -----------------

   Total increase (decrease) in net assets....................................         (4,215,464)                   9,345,116

NET ASSETS:
   Beginning of period........................................................         12,545,438                    3,200,322
                                                                                 -----------------            -----------------

   End of period..............................................................    $     8,329,974              $    12,545,438
                                                                                 =================            =================

   Accumulated net investment income (loss) at end of period..................    $        (1,709)             $        (8,661)
                                                                                 =================            =================



CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period....................................            803,334                      103,334
   Shares sold................................................................            200,000                      700,000
   Shares redeemed............................................................           (400,000)                          --
                                                                                 -----------------            -----------------
   Shares outstanding, end of period..........................................            603,334                      803,334
                                                                                 =================            =================
____________________________

(a)  Inception date.


Page 34                See Notes to Financial Statements

                 First Trust                                 First Trust                                 First Trust
              FTSE EPRA/NAREIT                                Dow Jones                                      ISE
        Developed Markets Real Estate                  Global Select Dividend                        Global Wind Energy
                 Index Fund                                  Index Fund                                  Index Fund
------------------------------------------  ------------------------------------------  --------------------------------------------
                                                                      For the Period                             For the Period
     For the Year          For the Year          For the Year      November 21, 2007 (a)     For the Year       June 16, 2008 (a)
         Ended                 Ended                 Ended                through                Ended               through
  September 30, 2009    September 30, 2008    September 30, 2009    September 30, 2008    September 30, 2009   September 30, 2008
--------------------   -------------------  --------------------  --------------------  --------------------  ----------------------

 $        318,839      $        182,979     $        293,322      $        171,940      $        783,536      $         43,466
       (2,240,337)              (98,545)          (1,735,915)             (173,305)          (17,646,561)           (1,569,015)
        2,460,142            (2,743,454)           4,796,196            (1,047,563)           16,610,154           (30,071,030)
 -----------------     -----------------    -----------------     -----------------     -----------------     -----------------
          538,644            (2,659,020)           3,353,603            (1,048,928)             (252,871)          (31,596,579)
 -----------------     -----------------    -----------------     -----------------     -----------------     -----------------


         (274,642)             (155,322)            (285,416)             (162,183)             (515,400)                   --
           (2,775)                   --                   --                    --                    --                    --
 -----------------     -----------------    -----------------     -----------------     -----------------     -----------------
         (277,417)             (155,322)            (285,416)             (162,183)             (515,400)                   --
 -----------------     -----------------    -----------------     -----------------     -----------------     -----------------


        9,825,531             4,719,835           22,706,498             5,200,996            42,372,151           100,602,595
       (2,097,271)                   --             (975,036)                   --            (3,821,099)           (5,939,079)
 -----------------     -----------------    -----------------     -----------------     -----------------     -----------------

        7,728,260             4,719,835           21,731,462             5,200,996            38,551,052            94,663,516
 -----------------     -----------------    -----------------     -----------------     -----------------     -----------------

        7,989,487             1,905,493           24,799,649             3,989,885            37,782,781            63,066,937


        7,248,659             5,343,166            3,989,885                    --            63,066,937                    --
 -----------------     -----------------    -----------------     -----------------     -----------------     -----------------

 $     15,238,146      $      7,248,659     $     28,789,534      $      3,989,885      $    100,849,718      $     63,066,937
 =================     =================    =================     =================     =================     =================

 $         80,000      $         34,313     $         78,216      $          7,499      $        302,583      $         19,319
 =================     =================    =================     =================     =================     =================




          200,002               100,002              200,002                    --             3,300,002                    --
          400,000               100,000            1,200,000               200,002             3,150,000             3,600,002
         (100,000)                   --              (50,000)                   --              (250,000)             (300,000)
 -----------------     -----------------    -----------------     -----------------     -----------------     -----------------
          500,002               200,002            1,350,002               200,002             6,200,002             3,300,002
 =================     =================    =================     =================     =================     =================


                       See Notes to Financial Statements                Page 35

First Trust Exchange-Traded Fund II

                                                                                                   First Trust
                                                                                                   ISE Global
                                                                                          Engineering and Construction
                                                                                                   Index Fund
                                                                                      -------------------------------------
                                                                                                 For the Period
                                                                                              October 13, 2008 (a)
                                                                                                     through
                                                                                               September 30, 2009
                                                                                             ----------------------
OPERATIONS:
   Net investment income (loss)...............................................                   $        329,580
   Net realized gain (loss)...................................................                          1,317,826
   Net change in unrealized appreciation (depreciation).......................                          6,748,194
                                                                                                 -----------------
   Net increase (decrease) in net assets resulting from operations............                          8,395,600
                                                                                                 -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income......................................................                           (261,640)
   Net realized gain..........................................................                                 --
                                                                                                 -----------------
   Total distributions to shareholders........................................                           (261,640)
                                                                                                 -----------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..................................................                         33,995,273
   Cost of shares redeemed....................................................                         (6,344,982)
                                                                                                 -----------------
   Net increase (decrease) in net assets resulting from shareholder
      transactions............................................................                         27,650,291
                                                                                                 -----------------

   Total increase (decrease) in net assets....................................                         35,784,251

NET ASSETS:
   Beginning of period........................................................                                 --
                                                                                                 -----------------

   End of period..............................................................                   $     35,784,251
                                                                                                 =================

   Accumulated net investment income (loss) at end of period..................                   $         70,106
                                                                                                 =================



CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period....................................                                 --
   Shares sold................................................................                          1,100,002
   Shares redeemed............................................................                           (200,000)
                                                                                                 -----------------
   Shares outstanding, end of period..........................................                            900,002
                                                                                                 =================
___________________________

(a)  Inception date.


Page 36                See Notes to Financial Statements

First Trust Exchange-Traded Fund II

Financial Highlights
For a Share outstanding throughout each period

First Trust Dow Jones STOXX(R) European Select Dividend Index Fund

                                                                                                                 For the Period
                                                                        For the               For the         August 27, 2007 (a)
                                                                      Year Ended            Year Ended               through
                                                                  September 30, 2009    September 30, 2008     September 30, 2007
                                                                  ------------------    ------------------    -------------------
Net asset value, beginning of period                              $          15.62       $         30.97        $          30.00
                                                                 -----------------      ----------------       -----------------
Income from investment operations:
Net investment income (loss)                                                  0.61                  1.26                    0.03(b)
Net realized and unrealized gain (loss)                                      (1.83)               (15.32)                   0.94
                                                                 -----------------      ----------------       -----------------
Total from investment operations                                             (1.22)               (14.06)                   0.97
Distributions paid to shareholders from:
Net investment income                                                        (0.59)                (1.29)                     --
                                                                 -----------------      ----------------       -----------------

Net asset value, end of period                                    $          13.81       $         15.62        $          30.97
                                                                 =================      ================       =================

TOTAL RETURN (c)                                                           (6.83)%              (46.12)%                   3.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $          8,330       $        12,545        $          3,200
Ratios to average net assets:
Ratio of total expenses to average net assets                                3.48%                 1.95%                  19.64%(d)
Ratio of net expenses to average net assets                                  0.60%                 0.60%                   0.60%(d)
Ratio of net investment income (loss) to average net assets                  5.30%                 6.43%                   1.18%(d)
Portfolio turnover rate (e)                                                    82%                   80%                      0%


First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

                                                                                                                 For the Period
                                                                        For the               For the         August 27, 2007 (a)
                                                                      Year Ended            Year Ended               through
                                                                  September 30, 2009    September 30, 2008     September 30, 2007
                                                                  ------------------    ------------------    -------------------

Net asset value, beginning of period                              $          36.24       $         53.43        $          50.00
                                                                 -----------------      ----------------       -----------------
Income from investment operations:
Net investment income (loss)                                                  0.90                  1.25                    0.14(b)
Net realized and unrealized gain (loss)                                      (5.74)               (17.25)                   3.29
                                                                 -----------------      ----------------       -----------------
Total from investment operations                                             (4.84)               (16.00)                   3.43
                                                                 -----------------      ----------------       -----------------
Distributions paid to shareholders from:
Net investment income                                                        (0.91)                (1.19)                     --
Net realized gain                                                            (0.01)                   --                      --
                                                                 -----------------      ----------------       -----------------
Total distributions                                                          (0.92)                (1.19)                     --
                                                                 -----------------      ----------------       -----------------

Net asset value, end of period                                    $          30.48       $         36.24        $          53.43
                                                                 =================      ================       =================

TOTAL RETURN (c)                                                          (12.66)%              (30.35)%                   6.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $         15,238       $         7,249        $          5,343
Ratios to average net assets:
Ratio of total expenses to average net assets                                2.09%                 2.68%                  11.51%(d)
Ratio of net expenses to average net assets                                  0.60%                 0.60%                   0.60%(d)
Ratio of net investment income (loss) to average net assets                  4.08%                 3.07%                   3.22%(d)
Portfolio turnover rate (e)                                                    19%                    7%                      1%

________________________

(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements                Page 37

First Trust Exchange-Traded Fund II

Financial Highlights
For a Share outstanding throughout each period

First Trust Dow Jones Global Select Dividend Index Fund

                                                                                                                 For the Period
                                                                                              For the         November 21, 2007 (a)
                                                                                            Year Ended               through
                                                                                        September 30, 2009     September 30, 2008
                                                                                        ------------------    -------------------
Net asset value, beginning of period                                                     $         19.95        $          30.00
                                                                                        ----------------       -----------------
Income from investment operations:
Net investment income (loss)                                                                        0.70(b)                 1.38
Net realized and unrealized gain (loss)                                                             1.37                  (10.10)
                                                                                        ----------------       -----------------
Total from investment operations                                                                    2.07                   (8.72)
Distributions paid to shareholders from:
Net investment income                                                                              (0.69)                  (1.33)
                                                                                        ----------------       -----------------

Net asset value, end of period                                                           $         21.33        $          19.95
                                                                                        ================       =================

TOTAL RETURN (c)                                                                                  11.80%                (29.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                     $        28,790        $          3,990
Ratios to average net assets:
Ratio of total expenses to average net assets                                                      2.39%                   4.79%(d)
Ratio of net expenses to average net assets                                                        0.60%                   0.60%(d)
Ratio of net investment income (loss) to average net assets                                        4.61%                   6.33%(d)
Portfolio turnover rate (e)                                                                          65%                     42%


First Trust ISE Global Wind Energy Index Fund

                                                                                                                 For the Period
                                                                                              For the           June 16, 2008 (a)
                                                                                            Year Ended               through
                                                                                        September 30, 2009     September 30, 2008
                                                                                       --------------------   -------------------

Net asset value, beginning of period                                                     $         19.11        $          30.00
                                                                                        ----------------       -----------------
Income from investment operations:
Net investment income (loss)                                                                        0.14                    0.01
Net realized and unrealized gain (loss)                                                            (2.88)                 (10.90)
                                                                                        ----------------       -----------------
Total from investment operations                                                                   (2.74)                 (10.89)
Distributions paid to shareholders from:
Net investment income                                                                              (0.10)                     --
                                                                                        ----------------       -----------------

Net asset value, end of period                                                           $         16.27        $          19.11
                                                                                        ================       =================

TOTAL RETURN (c)                                                                                (14.26)%                (36.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                     $       100,850        $         63,067
Ratios to average net assets:
Ratio of total expenses to average net assets                                                      0.95%                   0.98%(d)
Ratio of net expenses to average net assets                                                        0.60%                   0.60%(d)
Ratio of net investment income (loss) to average net assets                                        1.16%                   0.24%(d)
Portfolio turnover rate (e)                                                                          30%                     13%

_________________________

(a)  Inception date.
(b)  Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)  Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 38                See Notes to Financial Statements

First Trust Exchange-Traded Fund II

Financial Highlights
For a Share outstanding throughout the period

First Trust ISE Global Engineering and Construction Index Fund

                                                             For the Period
                                                         October 13, 2008 (a)
                                                                 through
                                                           September 30, 2009
                                                          -------------------

Net asset value, beginning of period                        $          30.00
                                                           -----------------
Income from investment operations:
Net investment income (loss)                                            0.42
Net realized and unrealized gain (loss)                                 9.68
                                                           -----------------
Total from investment operations                                       10.10
Distributions paid to shareholders from:
Net investment income                                                  (0.34)
                                                           -----------------

Net asset value, end of period                              $          39.76
                                                           =================

TOTAL RETURN (b)                                                      33.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                        $         35,784
Ratios to average net assets:
Ratio of total expenses to average net assets                          1.16%(c)
Ratio of net expenses to average net assets                            0.70%(c)
Ratio of net investment income (loss) to average net assets            1.84%(c)
Portfolio turnover rate (d)                                              19%
___________________________
(a)  Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c)  Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements                Page 39

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


                      First Trust Exchange-Traded Fund II
                               September 30, 2009

                                1. Organization

First Trust Exchange-Traded Fund II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on July 20, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of five funds:

    First Trust Dow Jones STOXX(R) European Select Dividend Index Fund(1)
           - (NYSE Arca, Inc. ticker "FDD")
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund(2)
           - (NYSE Arca, Inc. ticker "FFR")
    First Trust Dow Jones Global Select Dividend Index Fund - (NYSE Arca,
           Inc. ticker "FGD")
    First Trust ISE Global Wind Energy Index Fund - (NYSE Arca, Inc.
           ticker "FAN")
    First Trust ISE Global Engineering and Construction Index Fund - (NYSE
           Arca, Inc. ticker "FLM")

    (1) Formerly First Trust DJ STOXX(R) Select Dividend 30 Index Fund
    (2) Formerly First Trust FTSE EPRA/NAREIT Global Real Estate Index Fund

Subsequent to September 30, 2009, the date of this annual report, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, an additional series of the Trust, began trading under the ticker symbol "GRID" on the NASDAQ(R) Stock Market.

Each Fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit". Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

Fund                                                                              Index
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                Dow Jones STOXX(R) Select Dividend 30 Index
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund             FTSE EPRA/NAREIT Developed Index(3)
First Trust Dow Jones Global Select Dividend Index Fund                           Dow Jones Global Select Dividend Index(SM)
First Trust ISE Global Wind Energy Index Fund                                     ISE Global Wind Energy Index
First Trust ISE Global Engineering and Construction Index Fund                    ISE Global Engineering and Construction Index

(3) The FTSE EPRA/NAREIT Developed Index was formerly known as the FTSE EPRA/NAREIT Global Real Estate Index. The changes to the Fund name and underlying index name had no effect on the investment strategies or risks of the Fund. The ticker symbol and CUSIP number remain the same.

                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


A. Portfolio Valuation

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") or the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and asked prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ and the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                      First Trust Exchange-Traded Fund II
                               September 30, 2009

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. The use of fair value pricing by each Fund is governed by valuation procedures adopted by the Board of Trustees and is in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its index.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

         o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
         o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
               -    Quoted prices for similar securities in active markets.
               - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
               - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
               - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
         o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of September 30, 2009, is included in each Fund's Portfolio of Investments.


B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

A Fund may hold publicly-traded master limited partnerships ("MLPs") and real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the MLP or REIT to the extent of the cost basis of such MLP or REIT investments. The actual character of amounts received during the year is not known until after the fiscal year end. A Fund records the character of distributions received from the MLPs or REITs during the year based on estimates available. A Fund's characterization may be subsequently revised based on information received from the MLPs or REITs after their tax reporting periods conclude.


C. Foreign Currency

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                      First Trust Exchange-Traded Fund II
                               September 30, 2009

result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations.


D. Dividends and Distribution to Shareholders

Dividends from net investment income of the Funds, if any, are declared and paid quarterly by the First Trust Dow Jones STOXX(R) European Select Dividend Index Fund and the First Trust Dow Jones Global Select Dividend Index Fund and semi-annually by the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, the First Trust ISE Global Wind Energy Index Fund and the First Trust ISE Global Engineering and Construction Index Fund or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

The tax character of distributions paid by each Fund during the period ended September 30, 2009 was as follows:

                                                                                     Distributions    Distributions    Distributions
                                                                                       paid from        paid from        paid from
                                                                                       Ordinary          Capital         Return of
                                                                                        Income            Gains           Capital
                                                                                    ---------------  ---------------  --------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                     $ 254,857      $        --       $        --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    274,650            2,767                --
First Trust Dow Jones Global Select Dividend Index Fund                                  285,416               --                --
First Trust ISE Global Wind Energy Index Fund                                            515,400               --                --
First Trust ISE Global Engineering and Construction Index Fund                           261,640               --                --

The tax character of distributions paid by each Fund during the period ended
September 30, 2008 was as follows:

                                                                                     Distributions    Distributions    Distributions
                                                                                       paid from        paid from        paid from
                                                                                       Ordinary          Capital         Return of
                                                                                        Income            Gains           Capital
                                                                                    ---------------  ---------------  --------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                     $ 887,901      $        --       $        --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    155,322               --                --
First Trust Dow Jones Global Select Dividend Index Fund                                  162,183               --                --
First Trust ISE Global Wind Energy Index Fund                                                 --               --                --

As of September 30, 2009, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                       Accumulated          Net
                                                                                     Undistributed     Capital and      Unrealized
                                                                                       Ordinary           Other        Appreciation
                                                                                        Income         Gain (Loss)    (Depreciation)
                                                                                   ----------------  ---------------  --------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                    $    6,213      $(10,829,369)   $  1,342,217
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    854,415          (837,752)     (1,777,263)
First Trust Dow Jones Global Select Dividend Index Fund                                  189,234        (1,642,000)      3,218,979
First Trust ISE Global Wind Energy Index Fund                                          1,653,296        (8,644,179)    (25,003,516)
First Trust ISE Global Engineering and Construction Index Fund                            71,975           (64,743)      6,585,619


E. Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.


Page 42




--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                      First Trust Exchange-Traded Fund II
                               September 30, 2009

The Funds are subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending
2007, 2008 and 2009 remain open to federal and state audit. As of September 30, 2009, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

At September 30, 2009 for federal income tax purposes, each Fund has capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                                Capital Loss        Capital Loss           Total
                                                                              Available through   Available through    Capital Loss
                                                                             September 30, 2016  September 30, 2017      Available
                                                                             ------------------  -------------------  --------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund               $       --         $ 5,960,236        $ 5,960,236
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    --              68,465             68,465
First Trust Dow Jones Global Select Dividend Index Fund                             131,352             208,741            340,093
First Trust ISE Global Wind Energy Index Fund                                       174,186              30,175            204,361
First Trust ISE Global Engineering and Construction Index Fund                           --               2,011              2,011

Capital losses incurred after October 31 ("Post-October Losses") within the taxable year can be deemed to arise on the first business day of each Fund's next taxable year.

During the taxable year ended September 30, 2009, the following Funds incurred and elected to defer net capital and currency losses as follows:
                                                                                                 Post-October Losses
                                                                                  ------------------------------------------------
                                                                                    Capital Losses               Currency Losses
                                                                                  -------------------          -------------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                   $  4,861,211                $         7,922
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                     761,520                          7,767
First Trust Dow Jones Global Select Dividend Index Fund                                 1,300,511                          1,396
First Trust ISE Global Wind Energy Index Fund                                           8,439,818                             --
First Trust ISE Global Engineering and Construction Index Fund                             62,732                             --

In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the differences between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the period ended September 30, 2009, the adjustments were as follows:
                                                                                                      Accumulated
                                                                                  Accumulated        Net Realized
                                                                                Net Investment        Gain (Loss)        Paid-in
                                                                                 Income (Loss)      on Investments       Capital
                                                                               ----------------    ---------------------------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                $   (7,776)       $  2,673,805     $  (2,666,029)
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  1,490             448,398          (449,888)
First Trust Dow Jones Global Select Dividend Index Fund                               62,811            (152,531)           89,720
First Trust ISE Global Wind Energy Index Fund                                         15,128            (857,456)          842,328
First Trust ISE Global Engineering and Construction Index Fund                         2,166          (1,542,224)        1,540,058


F. Expenses

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund. First Trust Portfolios L.P. ("FTP") or First Trust Advisors L.P. ("First Trust" or the "Advisor") has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                      First Trust Exchange-Traded Fund II
                               September 30, 2009

Funds                                                                                      Licensor
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                         STOXX Limited
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                      FTSE International Limited
First Trust Dow Jones Global Select Dividend Index Fund                                    Dow Jones & Company, Inc.
First Trust ISE Global Wind Energy Index Fund                                              International Securities Exchange, LLC
First Trust ISE Global Engineering and Construction Index Fund                             International Securities Exchange, LLC

The respective license agreements allow for the use of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreements. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Funds pursuant to an Investment Management Agreement. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and providing certain other services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at an annual rate of 0.40% of such Fund's average daily net assets.

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap").
                                                                     Expense Cap
                                                                     -----------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund      0.60%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund   0.60%
First Trust Dow Jones Global Select Dividend Index Fund                 0.60%
First Trust ISE Global Wind Energy Index Fund                           0.60%
First Trust ISE Global Engineering and Construction Index Fund          0.70%

The Expense Cap for First Trust Dow Jones STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund and First Trust Dow Jones Global Select Dividend Index Fund will be in effect at least until March 31, 2010. The Expense Cap for First Trust ISE Global Wind Energy Index Fund will be in effect at least until June 18, 2010. The Expense Cap for First Trust ISE Global Engineering and Construction Index Fund will be in effect at least until October 15, 2010. Fees waived or expenses borne by the Advisor are subject to reimbursement by each Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if at any time it would result in the Fund exceeding its Expense Cap.

The advisory fee waivers and expense reimbursements for the period ended September 30, 2009 and the expenses borne by the Advisor subject to reimbursement by each Fund from inception through September 30, 2009 were as follows:

                                                                            Expenses Borne by Advisor Subject to Reimbursement
                                                                    ----------------------------------------------------------------
                                        Advisory         Expense       Period Ended    Period Ended    Period Ended
                                           Fee            Reim-        September 30,   September 30,   September 30,
                                         Waivers        bursement          2007            2008            2009            Total
                                    ------------------------------------------------------------------------------------------------
First Trust Dow Jones STOXX(R)
   European Select Dividend Index Fund  $  20,349       $125,946         $  52,139       $186,036        $146,295        $384,470
First Trust FTSE EPRA/NAREIT
   Developed Markets Real Estate
   Index Fund                              31,268         85,148            48,855        123,776         116,416         289,047
First Trust Dow Jones Global Select
   Dividend Index Fund                     25,454         88,748                --        115,376         114,202         228,115
First Trust ISE Global Wind Energy
   Index Fund                             237,567             --                --         67,700         237,567         305,267
First Trust ISE Global Engineering
   and Construction Index Fund             71,706         10,008                --             --          81,714          81,714

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                      First Trust Exchange-Traded Fund II
                               September 30, 2009

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of the Bank of New York Mellon Corporation, a financial holding company.

PNC Global Investment Servicing (U.S.) Inc. provides certain administrative services to the Trust and the Funds in connection with the Trust's Board of Trustees meetings and other related matters.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and allocated equally among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2009, before rotating to serve as chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

                      4. Purchases and Sales of Securities

For the period ended September 30, 2009, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                                       Purchases                    Sales
                                                                                 --------------------       --------------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                   $   4,426,738             $   4,821,390
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    1,744,677                 1,570,175
First Trust Dow Jones Global Select Dividend Index Fund                                  4,697,491                 4,839,032
First Trust ISE Global Wind Energy Index Fund                                           21,139,124                20,605,742
First Trust ISE Global Engineering and Construction Index Fund                           3,574,446                 3,664,820

For the period ended September 30, 2009, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
                                                                                       Purchases                    Sales
                                                                                 --------------------       --------------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                   $   2,610,102             $   3,822,626
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    9,706,869                 2,073,006
First Trust Dow Jones Global Select Dividend Index Fund                                 22,858,710                    60,193
First Trust ISE Global Wind Energy Index Fund                                           42,052,624                 3,809,360
First Trust ISE Global Engineering and Construction Index Fund                          34,061,388                 6,343,225

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

                 5. Creations, Redemptions and Transaction Fees

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Prior to December 1, 2008, shares were created and redeemed by each Fund except First Trust ISE Global Engineering and Construction Index Fund in Creation Unit size aggregations of 100,000 shares. In order to purchase Creation Units of a Fund, an investor must deposit (i) cash in lieu of all or a portion of the Deposit Securities, as defined below, and/or
(ii) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make a cash payment referred to as the "Cash Component." Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee"), which is currently $4,000 for the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, $500 for the First Trust Dow Jones STOXX(R) European Select Dividend Index Fund, and $1,000 for each of the First Trust Dow Jones Global Select Dividend Index Fund, the First Trust ISE Global Wind Energy Index Fund and the First Trust ISE Global Engineering and Construction Index Fund, regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding Index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                      First Trust Exchange-Traded Fund II
                               September 30, 2009

processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), which is currently $4,000 for the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, $500 for the First Trust Dow Jones STOXX(R) European Select Dividend Index Fund, and $1,000 for each of the First Trust Dow Jones Global Select Dividend Index Fund, the First Trust ISE Global Wind Energy Index Fund and the First Trust ISE Global Engineering and Construction Index Fund, regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding Index. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

                              6. Distribution Plan

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before May 15, 2010.

                               7. Indemnification

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             8. Concentration Risk

Each Fund may be concentrated in stocks of companies in an individual industry or sector if the Fund's corresponding index is concentrated in an individual industry or sector. You should be aware that an investment in a portfolio that is concentrated in an individual industry or sector involves additional risk, including limited diversification.

                              9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through November 24 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders of First Trust Exchange-Traded
Fund II:


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust Exchange-Traded Fund II, comprised of the First Trust Dow Jones STOXX(R) European Select Dividend Index Fund (formerly First Trust DJ STOXX(R) Select Dividend 30 Index Fund), First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (formerly First Trust FTSE EPRA/NAREIT Global Real Estate Index Fund), First Trust Dow Jones Global Select Dividend Index Fund, First Trust ISE Global Wind Energy Index Fund, and First Trust ISE Global Engineering and Construction Index Fund (collectively, the "Funds"), as of September 30, 2009, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the Funds' custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the First Trust Exchange-Traded Fund II as of September 30, 2009, the results of their operations, changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/  Deloitte & Touche LLP


Chicago, Illinois
November 24, 2009

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------


                       First Trust Exchange-Traded Fund II
                         September 30, 2009 (Unaudited)

                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the 12-months ended June 30, 2009 is available
(1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               Portfolio Holdings

The Trust files its complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                             Federal Tax Information

For the taxable year ended September 30, 2009, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                                            Dividends Received Deduction
                                                                                         -----------------------------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                                       0.00%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                                    0.00%
First Trust Dow Jones Global Select Dividend Index Fund                                                  6.33%
First Trust ISE Global Wind Energy Index Fund                                                           10.57%
First Trust ISE Global Engineering and Construction Index Fund                                           4.36%

For the taxable year ended September 30, 2009, the following percentages of income dividends paid by the Funds is hereby designated as qualified dividend income:

                                                                                              Qualified Dividend Income
                                                                                         -----------------------------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                                     100.00%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                                   17.82%
First Trust Dow Jones Global Select Dividend Index Fund                                                 44.59%
First Trust ISE Global Wind Energy Index Fund                                                           44.65%
First Trust ISE Global Engineering and Construction Index Fund                                         100.00%

The Funds meet the requirements of Section 853 of the Internal Revenue Code and elects to pass through to its shareholders credit for foreign taxes paid. The total amounts of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

                                                                                      Income Received           Foreign Taxes Paid
                                                                                      ---------------           ------------------
                                                                                  Amount       Per Share        Amount    Per Share
                                                                              ----------------------------  ------------------------
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                $300,109      $0.50           $30,952     $0.05
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund              218,973       0.44            18,226      0.04
First Trust Dow Jones Global Select Dividend Index Fund                            287,990       0.21            25,249      0.02
First Trust ISE Global Wind Energy Index Fund                                      991,085       0.16            76,830      0.01
First Trust ISE Global Engineering and Construction Index Fund                     437,978       0.49            49,592      0.06

--------------------------------------------------------------------------------
Additional Information (Continued)
--------------------------------------------------------------------------------


                       First Trust Exchange-Traded Fund II
                         September 30, 2009 (Unaudited)

                                 Privacy Policy

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

Confidentiality and Security

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

--------------------------------------------------------------------------------
Board of Trustees and Officers
--------------------------------------------------------------------------------

                       First Trust Exchange-Traded Fund II
                         September 30, 2009 (Unaudited)

Each Fund's respective statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

                                                                                                 Number of
                                                                                               Portfolios in
                                    Term of Office                                             the First Trust       Other
   Name, Address,                   and Year First                                              Fund Complex     Trusteeships or
  Date of Birth and                   Elected or               Principal Occupations            Overseen by       Directorships
Position with the Trust               Appointed                 During Past 5 Years               Trustee        Held by Trustee

-----------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------


Richard E. Erickson, Trustee       o  Indefinite Term  Physician; President, Wheaton                 60           None
c/o First Trust Advisors L.P.                          Orthopedics; Co-Owner and Co-Director
120 E. Liberty Drive,              o  Since Inception  (January 1996 to May 2007), Sports Med
 Suite 400                                             Center for Fitness; Limited Partner,
Wheaton, IL 60187                                      Gundersen Real Estate Limited
D.O.B.: 04/51                                          Partnership; Member, Sportsmed LLC


Thomas R. Kadlec, Trustee          o  Indefinite Term  Senior Vice President and Chief Financial     60          Director of ADM
c/o First Trust Advisors L.P.                          Officer (May 2007 to Present), Vice                       Investor Services,
120 E. Liberty Drive,              o  Since Inception  President and Chief Financial Officer                     Inc. and Director
 Suite 400                                             (1990 to May 2007), ADM Investor                          of Archer
Wheaton, IL 60187                                      Services, Inc. (Futures Commission                        Financial Services,
D.O.B.: 11/57                                          Merchant); President (May 2005 to                         Inc.
                                                       Present), ADM Derivatives, Inc.;
                                                       Registered Representative (2000 to
                                                       Present), Segerdahl & Company, Inc.,
                                                       a FINRA member (Broker-Dealer)

Robert F. Keith, Trustee           o  Indefinite Term  President (2003 to Present), Hibs             60           None
c/o First Trust Advisors L.P.                          Enterprises (Financial and Management
120 E. Liberty Drive,              o  Since Inception  Consulting)
 Suite 400
Wheaton, IL 60187
D.O.B.: 11/56



Niel B. Nielson, Trustee           o Indefinite Term   President (June 2002 to Present), Covenant    60           Director of
c/o First Trust Advisors L.P.                          College                                                    Covenant
120 E. Liberty Drive,              o Since Inception                                                              Transport Inc.
 Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

-----------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,        o Indefinite Term   President, First Trust Advisors L.P. and       60          Trustee of
President, Chairman of the                             First Trust Portfolios L.P.; Chairman of                   Wheaton College
Board and CEO                      o Since Inception   the Board of Directors, BondWave LLC
120 E. Liberty Drive,                                  (Software Development Company/
 Suite 400                                             Investment Advisor) and Stonebridge
Wheaton, IL 60187                                      Advisors LLC (Investment Advisor)
D.O.B.: 09/55


-----------

1 Mr. Bowen is deemed an "interested person" of the Trust due to his position as President of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
Board of Trustees and Officers (Continued)
--------------------------------------------------------------------------------

                       First Trust Exchange-Traded Fund II
                         September 30, 2009 (Unaudited)

                           Position and             Term of Office
 Name, Address                Offices                and Length of                    Principal Occupations
and Date of Birth            with Trust                 Service                       During Past 5 Years

-----------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
-----------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley         Treasurer, Controller, Chief  o Indefinite Term       Chief Financial Officer, First Trust
120 E. Liberty Drive,   Financial Officer and Chief                           Advisors L.P. and First Trust Portfolios L.P.; Chief
 Suite 400              Accounting Officer            o Since Inception       Financial Officer, BondWave LLC (Software Development
Wheaton, IL 60187                                                             Company/Investment Advisor) and Stonebridge
D.O.B.: 11/57                                                                 Advisors LLC (Investment Advisor)

Erin E. Chapman         Assistant Secretary           o Indefinite Term       Assistant General Counsel (October 2007 to
120 E. Liberty Drive,                                                         Present), Associate Counsel (March 2006 to
 Suite 400                                            o Since June 2009       October 2007), First Trust Advisors L.P. and First
Wheaton, IL 60187                                                             Trust Portfolios L.P.; Associate Attorney
D.O.B.: 08/76                                                                 (November 2003 to March 2006), Doyle & Bolotin, Ltd.

James M. Dykas          Assistant Treasurer           o Indefinite Term       Senior Vice President (April 2007 to Present), Vice
120 E. Liberty Drive,                                                         President (January 2005 to April 2007), First Trust
 Suite 400                                            o Since Inception       Advisors L.P. and First Trust Portfolios L.P.;
Wheaton, IL 60187                                                             Executive Director (December 2002 to January
D.O.B.: 01/66                                                                 2005), Vice President (December 2000 to December
                                                                              2002), Van Kampen Asset Management and
                                                                              Morgan Stanley Investment Management

W. Scott Jardine        Secretary and Chief           o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,   Compliance Officer                                    Trust Portfolios L.P.; Secretary, BondWave LLC
 Suite 400                                            o Since Inception       (Software Development Company/Investment
Wheaton, IL 60187                                                             Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                 (Investment Advisor)

Daniel J. Lindquist     Vice President                o Indefinite Term       Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                         Present), Vice President (April 2004 to September
 Suite 400                                            o Since Inception       2005), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                             Portfolios L.P.
D.O.B.: 02/70

Coleen D. Lynch         Assistant Vice President      o Indefinite Term       Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                         First Trust Advisors L.P. and First Trust Portfolios
 Suite 400                                            o Since July 2008       L.P.; Vice President (May 1998 to January 2008),
Wheaton, IL 60187                                                             Van Kampen Asset Management and Morgan
D.O.B.: 07/58                                                                 Stanley Investment Management

Kristi A. Maher         Assistant Secretary and       o Indefinite Term       Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,   Deputy Chief Compliance       o Assistant Secretary   Assistant General Counsel (March 2004 to May
 Suite 400              Officer                         Since Inception and   2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                       Deputy Chief          Portfolios L.P.
D.O.B.: 12/66                                           Compliance Officer
                                                        Since November 2009

Roger F. Testin         Vice President                o Indefinite Term       Senior Vice President (November 2003 to Present),
120 E. Liberty Drive,                                                         Vice President (August 2001 to November 2003),
 Suite 400                                            o Since Inception       First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                             L.P.
D.O.B.: 06/66

Stan Ueland             Vice President                o Indefinite Term       Vice President (August 2005 to Present), First Trust
120 E. Liberty Drive,                                                         Advisors L.P. and First Trust Portfolios L.P; Vice
 Suite 400                                            o Since Inception       President (May 2004 to August 2005), BondWave
Wheaton, IL 60187                                                             LLC (Software Development Company/Investment
D.O.B.: 11/70                                                                 Advisor); Account Executive (January 2003 to May
                                                                              2004), Mina Capital Management, LLC and
                                                                              Samaritan Asset Management Services, Inc.
-------------

2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
Risk Considerations
--------------------------------------------------------------------------------


                       First Trust Exchange-Traded Fund II
                         September 30, 2009 (Unaudited)

Risks are inherent in all investing. You should consider each Fund's investment objective, risks, charges and expenses carefully before investing. You can download each Fund's prospectus at http://www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund. For additional information about the risks associated with investing in the Funds, please see the Funds' statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust Exchange-Traded Fund II.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase shares directly from a Fund and individual shares are not redeemable. However, specified large blocks of shares called creation units can be purchased from, or redeemed to, the Fund.

Each Fund's shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. In 2008 and early 2009, securities markets were significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The impact of the financial crisis on securities markets has proven to be significant and may be long-lasting and may have a substantial impact on the value of a Fund.

You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of its corresponding index for a number of reasons. For example, the Funds incur operating expenses not applicable to their corresponding indexes, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of its corresponding index. In addition, each Fund's portfolio holdings may not exactly replicate the securities included in its corresponding index or the ratios between the securities included in such index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from a Fund's corresponding index.

Each Fund relies on a license and related sublicense that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is also no guarantee that an index provider has all rights to lease intellectual property on behalf of a Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in the securities of a given industry if the Fund's corresponding index is concentrated in such individual industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than less controlled funds.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of its index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Funds may invest a relatively high percentage of their assets in a limited number of issuers, the Funds may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which they invest.

--------------------------------------------------------------------------------
Risk Considerations (Continued)
--------------------------------------------------------------------------------


                       First Trust Exchange-Traded Fund II
                         September 30, 2009 (Unaudited)

Each Fund invests in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. Some of these risks may include, but are not limited to, the following: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of a Fund's investments;
(iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make distribution payments to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease a Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one country.

Because each Fund's NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.

Each Fund may hold securities of certain non-U.S. and non-Canadian companies in the form of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Each Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Each Fund invests in companies that are considered to be PFICs, which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, such Funds could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. Such Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

Each Fund invests in securities issued by companies headquartered in Europe. Such Funds are therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the EU, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In addition, European corporations, and other entities with significant markets or operations in Europe (whether or not in the participating countries), face strategic challenges as these entities adapt to a single transnational currency. The Euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; affect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences.

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund invests in securities issued by companies headquartered in Asia and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of nonperforming loans. The Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

The First Trust Dow Jones Global Select Dividend Index Fund and the First Trust Dow Jones STOXX(R) European Select Dividend Index Fund invest in the securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. These industries are generally extensively regulated and may be adversely affected by increased regulations.

--------------------------------------------------------------------------------
Risk Considerations (Continued)
--------------------------------------------------------------------------------


                       First Trust Exchange-Traded Fund II
                         September 30, 2009 (Unaudited)

The First Trust Dow Jones Global Select Dividend Index Fund and the First Trust Dow Jones STOXX(R) European Select Dividend Index Fund may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States. Due to the downturn, subprime mortgage loans have in recent periods experienced increased rates of delinquency, foreclosure, bankruptcy and loss, and are likely to continue to be subject to interest rates that are significantly higher than those experienced by mortgage loans underwritten in a traditional manner. The downturn in the subprime mortgage lending market and the resulting impact in the world's economies has had a significant adverse effect on the financials sector and the economy and may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Fund may decline in response to such developments.

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund invests in companies in the real estate industry, including REITs and therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. Because the Fund invests in REITs it is subject to certain other risks related to REIT structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of selfliquidation of one or more holdings, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund is also subject to interest rate risk. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund may invest in real estate companies that may be affected by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into many aspects and geographic regions of the real estate business, and consequently, the value of the Global Real Estate Index Fund may decline in response to such developments.

The First Trust ISE Global Wind Energy Index Fund invests in wind energy companies. Wind energy companies can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. This can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Wind energy companies could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

The First Trust ISE Global Wind Energy Index Fund invests in the securities of companies in the industrials sector. Many companies in this sector convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in this sector are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust ISE Global Wind Energy Index Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

The First Trust ISE Global Engineering and Construction Index Fund invests in the securities of companies in the industrials sector which includes companies in the engineering and construction business. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

NOT FDIC INSURED             NOT BANK GUARANTEED          MAY LOSE VALUE


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                                                                         Page 55


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[LOGO OMITTED]           FIRST TRUST




FIRST TRUST EXCHANGE-TRADED FUND II
-------------------------------------------------------------------------------



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187



ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286



BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809



INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606



LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603



-------------------------------------------------------------------------------

Inside Back Cover

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

         (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

         (c) During the period covered by this report, the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description was amended to name W. Scott Jardine as the Compliance Coordinator for the implementation and administration of the aforementioned code. The amended code of ethics is provided as an exhibit pursuant to Item 12(a)(1).

         (d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of this item's instructions.

         (e) Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $50,000 for the fiscal year ended September 30, 2008 and $105,250 for the fiscal year ended September 30, 2009.

         (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended September 30, 2008 and $0 for the fiscal year ended September 30, 2009.

             Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2008 and $0 for the fiscal year ended September 30, 2009.

         (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $2,250 for the fiscal year ended September 30, 2008 and $30,700 for the fiscal year ended September 30, 2009. These fees were for tax consultation.

             Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal year ended September 30, 2008 and $0 for the fiscal year ended September 30, 2009.

         (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2008 and $0 for the fiscal year ended September 30, 2009.

             All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2008 and $0 for the fiscal year ended September 30, 2009.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

            Registrant:                      Adviser and Distributor:

                (b) 0%                                  (b) 0%

                (c) 0%                                  (c) 0%

                (d) 0%                                  (d) 0%

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended September 30, 2008 were $2,250 for the registrant, $12,143 for the registrant's investment adviser and $38,288 for the registrant's distributor, and for the fiscal year ended September 30, 2009 were $30,700 for the registrant, $36,000 for the registrant's investment adviser and $60,300 for the registrant's distributor.

         (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)  (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    First Trust Exchange-Traded Fund II

By (Signature and Title)* /s/ James A. Bowen
                          -----------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Title:   Chairman of the Board, President and Chief Executive Officer

Date: November 23, 2009
      -----------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James A. Bowen
                          -----------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Title:   Chairman of the Board, President and Chief Executive Officer

Date: November 23, 2009
      -----------------------------



By (Signature and Title)* /s/ Mark R. Bradley
                          -----------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date: November 23, 2009
      -----------------------------